                           SECOND AMENDED AND RESTATED


                               OPERATING AGREEMENT

                                       OF

                      SHCI SANTA MONICA BEACH HOTEL, L.L.C.




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ARTICLE I             DEFINED TERMS..............................................................................1

ARTICLE II            ORGANIZATIONAL MATTERS....................................................................11

         Section 2.1           Organization and Continuation; Application of Act................................11

         Section 2.2           Name.............................................................................11

         Section 2.3           Registered Office and Agent; Principal Office....................................12

         Section 2.4           Term.............................................................................12

ARTICLE III           PURPOSE...................................................................................12

         Section 3.1           Purpose and Business.............................................................12

         Section 3.2           Powers...........................................................................12

ARTICLE IV            CAPITAL CONTRIBUTIONS; ISSUANCE OF UNITS;.................................................12

         Section 4.1           Capital Contributions of the Members.............................................12

         Section 4.2           Issuances of Additional Member Interests.........................................13

         Section 4.3           No Preemptive Rights.............................................................15

         Section 4.4           Capital Accounts of the Members..................................................15

         Section 4.5           Managing Member Call.............................................................18

ARTICLE V             DISTRIBUTIONS.............................................................................18

         Section 5.1           Requirement and Characterization of Distributions................................18

         Section 5.2           Amounts Withheld.................................................................18

         Section 5.3           Distributions Upon Liquidation...................................................18

         Section 5.4           Capital Transaction Proceeds.....................................................18

         Section 5.5           Managing Member Contribution.....................................................19

ARTICLE VI            ALLOCATIONS...............................................................................19

         Section 6.1           Allocations For Capital Account Purposes.........................................19

         Section 6.2           Special Allocation Rules.........................................................20

         Section 6.3           Allocations for Tax Purposes.....................................................21

ARTICLE VII           MANAGEMENT AND OPERATIONS OF BUSINESS.....................................................21

         Section 7.1           Management.......................................................................21

         Section 7.2           Articles of Organization.........................................................25

         Section 7.3           Restrictions on Managing Member's Authority......................................25

         Section 7.4           Responsibility for Expenses......................................................25
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         Section 7.5           Outside Activities of the Managing Member........................................26

         Section 7.6           Contracts with Affiliates........................................................26

         Section 7.7           Indemnification..................................................................26

         Section 7.8           Liability of the Managing Member.................................................27

         Section 7.9           Other Matters Concerning the Managing Member.....................................28

         Section 7.10          Title to Company Assets..........................................................29

         Section 7.11          Reliance by Third Parties........................................................29

         Section 7.12          Limitations on Transfers of Properties...........................................30

         Section 7.13          Retained Debt....................................................................30

ARTICLE VIII          RIGHTS AND OBLIGATIONS OF NON-MANAGING MEMBERS............................................30

         Section 8.1           Management of Business...........................................................30

         Section 8.2           Outside Activities of Members....................................................30

         Section 8.3           Priority Among Members...........................................................31

         Section 8.4           Rights of Members Relating to the Company........................................31

         Section 8.5           ERISA Matters....................................................................32

ARTICLE IX            BOOKS, RECORDS, ACCOUNTING AND REPORTS....................................................32

         Section 9.1           Records and Accounting...........................................................32

         Section 9.2           Fiscal Year......................................................................32

         Section 9.3           Reports..........................................................................32

ARTICLE X             TAX MATTERS...............................................................................33

         Section 10.1          Preparation of Tax Returns.......................................................33

         Section 10.2          Tax Elections....................................................................33

         Section 10.3          Tax Matters Member...............................................................33

         Section 10.4          Organizational Expenses..........................................................35

         Section 10.5          Withholding......................................................................35

ARTICLE XI            TRANSFERS AND WITHDRAWALS.................................................................35

         Section 11.1          Transfer.........................................................................35

         Section 11.2          Transfer of Managing Member's Interest...........................................36

         Section 11.3          Non-Managing Members' Rights to Transfer.........................................36

         Section 11.4          Substituted Members..............................................................38
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         Section 11.5          Assignees........................................................................39

         Section 11.6          General Provisions...............................................................39

ARTICLE XII           ADMISSION OF MEMBERS......................................................................39

         Section 12.1          Admission of Successor Managing Member...........................................39

         Section 12.2          Admission of Additional Members..................................................40

         Section 12.3          Amendment of Agreement and Articles of Organization..............................40

ARTICLE XIII          DISSOLUTION AND LIQUIDATION...............................................................40

         Section 13.1          Dissolution......................................................................40

         Section 13.2          Winding Up.......................................................................41

         Section 13.3          Compliance with Timing Requirements of Regulations; Allowance for
                               Contingent or Unforeseen Liabilities or Obligations..............................42

         Section 13.4          Deemed Distribution and Recontribution...........................................42

         Section 13.5          Rights of Members................................................................42

         Section 13.6          Notice of Dissolution............................................................42

         Section 13.7          Cancellation of Articles of Organization.........................................42

         Section 13.8          Reasonable Time for Winding-Up...................................................43

ARTICLE XIV           AMENDMENT OF AGREEMENT; MEETINGS..........................................................43

         Section 14.1          Amendments.......................................................................43

ARTICLE XV            GENERAL PROVISIONS........................................................................44

         Section 15.1          Addresses and Notice.............................................................44

         Section 15.2          Titles and Captions..............................................................44

         Section 15.3          Pronouns and Plurals.............................................................45

         Section 15.4          Further Action...................................................................45

         Section 15.5          Binding Effect...................................................................45

         Section 15.6          Waiver of Partition..............................................................45

         Section 15.7          Entire Agreement.................................................................45

         Section 15.8          Securities Law Provisions........................................................45

         Section 15.9          Remedies Not Exclusives..........................................................45

         Section 15.10         Time.............................................................................45

         Section 15.11         Creditors........................................................................45

         Section 15.12         Waiver...........................................................................45
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         Section 15.13         Execution Counterparts...........................................................45

         Section 15.14         Applicable Law...................................................................46

         Section 15.15         Invalidity of Provisions.........................................................46

ARTICLE XVI           POWER OF ATTORNEY.........................................................................46

         Section 16.1          Power of Attorney................................................................46
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                                      -iv-

EXHIBIT A.........MEMBERS, CONTRIBUTIONS AND COMPANY INTERESTS
EXHIBIT B.........VALUE OF CONTRIBUTED PROPERTY
EXHIBIT C.........NOTICE OF CONTRIBUTION

                           SECOND AMENDED AND RESTATED
                               OPERATING AGREEMENT
                                       OF
                      SHCI SANTA MONICA BEACH HOTEL, L.L.C.

         THIS SECOND AMENDED AND RESTATED OPERATING AGREEMENT, dated as of ________, 2004, of SHCI Santa Monica Beach Hotel, L.L.C., a Delaware limited liability company (the "Company"), is entered into by and among Strategic Hotel Funding, L.L.C., a Delaware limited liability company, as the Managing Member (the "Managing Member"), and Santa Monica Hotel Associates, LLC, a California limited liability company, successor in interest to Santa Monica Hotel Associates, Ltd., a California limited partnership ("Associates");

         WHEREAS, pursuant to that certain Contribution Agreement dated as of February 27, 1998, between the Company and Associates (the "Contribution Agreement"), Associates agreed, among other things, to contribute the Hotel, as defined therein and the Company agreed to provide a mechanism to redeem the membership interests owned by Associates;

         WHEREAS, prior to the date hereof, Santa Monica Hotel Associates, Ltd. merged with and into Santa Monica Hotel Associates, LLC with Santa Monica Hotel Associates, LLC as the survivor;

         WHEREAS, on or about March 4, 1998, the parties consummated the transactions contemplated by the Contribution Agreement;

         WHEREAS, concurrently with the execution hereof, in connection with the initial public offering of shares of Strategic Hotel Capital, Inc., a Maryland corporation ("SHCI"), the Managing Member will admit SHCI as its managing member;

         WHEREAS, the Members desire to amend this Agreement to reflect the consequences of the initial public offering and related transactions; and

         WHEREAS, the Members (as defined herein) desire to continue the Company as a limited liability company under the Act (as defined herein), and are entering into this Agreement to confirm the foregoing admissions and to set forth the agreement of the members for the operation of the Company.

         NOW, THEREFORE, in consideration of the premises, the mutual promises and agreements herein made, and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Members hereby agree as follows:

                                   ARTICLE I
                                  DEFINED TERMS

         The following definitions shall be for all purposes, unless otherwise clearly indicated to the contrary, applied to the terms used in this Agreement.

         "Act" means the Limited Liability Company Act of the State of Delaware, as it may be amended from time to time, and any successor to such statute.

         "Additional Member" means a Person admitted to the Company as a Member pursuant to Section 4.2(a) hereof and who is shown as such on the books and records of the Company.

         "Adjusted Capital Account" means the Capital Account maintained for each Member as of the end of each Fiscal Year (a) increased by any amounts which such Member is obligated to restore pursuant to any provision of this Agreement or is deemed to be obligated to restore pursuant to the penultimate sentences of Regulations Sections 1.704-2(g)(1) and 1.704-2(i)(5) and (b) decreased by the items described in Regulations Sections 1.704-1(b)(2)(ii)(d)(4), 1.704-1(b)(2)(ii)(d)(5), and 1.704-1(b)(2)(ii)(d)(6). The foregoing definition of Adjusted Capital Account is intended to comply with the provisions of Regulations Section 1.704-1(b)(2)(ii)(d) and shall be interpreted consistently therewith.

         "Adjusted Capital Account Deficit" means, with respect to any Member, the deficit balance, if any, in such Member's Adjusted Capital Account as of the end of the relevant Fiscal Year.

         "Adjusted Property" means any property the Carrying Value of which has been adjusted pursuant to Section 4.4(d) hereof.

         "Affiliate" means, with respect to a Person, a Person that controls, is controlled by, or is under common control with, such original Person. For purposes of this definition, "control" when used with respect to any Person means the power to direct the management and policies of such Person, directly or indirectly, whether through the ownership of voting securities, by contract or otherwise; and the terms "affiliated," "controlling" and "controlled" have meanings correlative to the foregoing.

         "Agreed Value" means (a) in the case of any Contributed Property set forth in Exhibit B and as of the time of its contribution to the Company, the Agreed Value of such property as set forth in Exhibit B; (b) in the case of any Contributed Property not set forth in Exhibit B and as of the time of its contribution to the Company, the 704(c) Value of such property or other consideration, reduced by any liabilities either assumed by the Company upon such contribution or to which such property is subject when contributed; and (c) in the case of any property distributed to a Member by the Company, the Company's Carrying Value of such property at the time such property is distributed, reduced by any indebtedness either assumed by such Member upon such distribution or to which such property is subject at the time of distribution as determined under Section 752 of the Code and the regulations thereunder.

         "Agreement" means this Limited Liability Company Agreement (as defined in Section 18-101(7) of the Act), as it may be amended, supplemented or restated from time to time in accordance with the terms hereof.

         "Articles of Organization" means the Articles of Organization relating to the Company filed in the office of the Secretary of State of the State of Delaware, as amended from time to time in accordance with the terms hereof and the Act.

         "Assignee" means a Person to whom one or more Member Units have been transferred in a manner permitted under this Agreement, but who has not become a Substituted Member, and who has the rights set forth in Section 11.5.

         "Available Cash" means with respect to any period for which such calculation is being made, (a) all cash revenues and funds received by the Company from whatever source (excluding Capital Transaction Proceeds resulting from a sale, exchange or other disposition, but not from a financing or refinancing or the proceeds of any Capital Contribution other than contributions made pursuant to Section 5.5) plus the amount of any reduction (including, without limitation, a reduction resulting because the Managing Member determines such amounts are no longer necessary) in reserves of the Company, which reserves are referred to in clause (b)(iv) below;

                  (b) less the sum of the following (except to the extent made with the proceeds of any Capital Contribution):

                           (i) all interest, principal and other debt payments
                  made during such period by the Company,

                           (ii) all cash expenditures (including capital
                  expenditures) made by the Company during such period.

                           (iii) investments in any entity (including loans made
                  thereto) to the extent that such investments are not otherwise described in clauses (b)(i) or (ii), and

                           (iv) the amount of any increase in reserves
                  established during such period which the Managing Member determines is necessary or appropriate in its sole and absolute discretion.

Notwithstanding the foregoing, Available Cash shall not include any cash received or reductions in reserves, or take into account any disbursements made or reserves established, after commencement of the dissolution and liquidation of the Company.

         "Book-Tax Disparities" means, with respect to any item of Contributed Property or Adjusted Property, as of the date of any determination, the difference between the Carrying Value of such Contributed Property or Adjusted Property and the adjusted basis thereof for federal income tax purposes as of such date. A Member's share of the Company's Book-Tax Disparities in all of its Contributed Property and Adjusted Property will be reflected by the difference between such Member's Capital Account balance as maintained pursuant to Section
4.4 and the hypothetical balance of such Member's Capital Account computed as if it had been maintained strictly in accordance with federal income tax accounting principles.

         "Business Day" means any day except a Saturday, Sunday or other day on which commercial banks in New York City, New York are authorized or required by law to close.

         "Capital Account" means the Capital Account maintained for a Member pursuant to Section 4.4 hereof.

         "Capital Contribution" means, with respect to any Member, any cash, cash equivalents or the Agreed Value of Contributed Property which such Member contributes or is deemed to contribute to the Company pursuant to Section 4.1 or
4.2 hereof and which shall be treated by the Company as a contribution to the Company pursuant to Section 721 (a) of the Code.

         "Capital Transaction" means a sale, exchange or other disposition (other than in liquidation of the Company) or a financing or refinancing by the Company (which shall not include any loan or financing to the Managing Member as permitted by Section 7.1(a)(3)) of a Company asset or any portion thereof.

         "Capital Transaction Proceeds" means the net cash proceeds of a Capital Transaction, after deducting all expenses incurred in connection therewith and after application of any proceeds, at the sole discretion of the Managing Member, toward the payment of any indebtedness of the Company secured by the property that is the subject of that Capital Transaction, the purchase or financing of any improvements or an expansion of Company property or the establishment of any reasonably required reserves, provided, however, that if the Company obtains financing for Company properties for which no permanent financing has previously been obtained, the proceeds of such financing shall not be deemed to be Capital Transaction Proceeds if and to the extent that the Managing Member determines to reinvest such proceeds in additional and existing real property investments of the Company.

         "Carrying Value" means (a) with respect to a Contributed Property or Adjusted Property, the 704(c) Value as set forth on Exhibit B of such property (or in the case of an Adjusted Property, the fair market value of such property at the time of its latest adjustment under Section 4.4(d)) reduced (but not below zero) by all Depreciation with respect to such property charged to the Members' Capital Accounts and (b) with respect to any other Company property, the adjusted basis of such property for federal income tax purposes, all as of the time of determination. The Carrying Value of any property shall be adjusted from time to time in accordance with Section 4.4 hereof, and to reflect changes, additions or other adjustments to the Carrying Value for dispositions and acquisitions of Company properties, as deemed appropriate by the Managing Member.

         "Cash Amount" means an amount of cash per Class A Unit equal to the number of Class A Units offered for contribution by the Contributing Member (multiplied by the Unit Adjustment Factor) multiplied by the Value of an OP Unit on the Valuation Date.

         "Class A Accrual Account" means an account maintained with respect to each Class A Unit to which shall be credited on a daily basis an amount at a per annum rate equal to the Prime Rate (as such rate may be adjusted from time to time), plus six percentage points, on the average daily balance of such Class A Unit's Class A Unpaid Distribution Account, and from which shall be debited the amount of any distributions pursuant to Section 5.1(c)(A). The amount to be credited to each Class A Accrual Account shall be cumulative and shall compound semi-annually if unpaid.

         "Class A Unit" means a Member Unit having the designations, preferences, rights, powers and duties as are described in this Agreement.

         "Class A Unpaid Distribution Account" means an account maintained with respect to each Class A Unit to which shall be credited, on a quarterly basis, but only to the extent not distributed currently in accordance with Section 5.1(a)(C), an amount per Class A Unit equal to the distribution required to be paid in respect of such Class A Unit pursuant to such Section, and from which shall be debited the amount of any distributions pursuant to such Section.

         "Code" means the Internal Revenue Code of 1986, as amended. Any reference herein to a specific section or sections of the Code shall be deemed to include a reference to any corresponding provision of future law.

         "Company" means the limited liability company formed under the Act and continued pursuant to this Agreement, and any successor thereto.

         "Company Minimum Gain" has the meaning set forth in Regulations Section 1.704-2(b)(2), and the amount of Company Minimum Gain, as well as any net increase or decrease in Company Minimum Gain, for a Fiscal Year shall be determined in accordance with the rules of Regulations Section 1.704-2(d).

         "Company Record Date" means the record date established by the Managing Member for the distribution of Available Cash pursuant to Section 5.1 hereof, which record date shall be the same as the record date established by the Managing Member for a distribution to its members.

         "Contributed Property" means each property or other asset (but excluding cash), in such form as may be permitted by the Act contributed or deemed contributed to the Company. Once the Carrying Value of a Contributed Property is adjusted pursuant to Section 4.4(d) hereof, such property shall no longer constitute a Contributed Property for purposes of Section 4.4(d) hereof, but shall be deemed an Adjusted Property for such purposes.

         "Contributing Member" has the meaning set forth in Section 4.2(c).

         "Contribution Date" means the third anniversary of March 4, 1998 and the same date of the year every other succeeding year.

         "Contribution Right" has the meaning set forth in Section 4.2(c).

         "Debt" means, as to any Person, as of any date of determination, (a) all indebtedness of such Person for money borrowed or for the deferred purchase price of property or services, which purchase price is due more than six months after the date of placing such property in service or taking delivery and title thereto or the completion of such services; (b) all amounts owed by such Person to banks or other Persons in respect of reimbursement obligations under letters of credit, surety bonds and other similar instruments guaranteeing payment or other performance of obligations by such Person; (c) all indebtedness for money borrowed or for the deferred purchase price of property or services secured by any lien on any property owned by such Person, to the extent attributable to such Person's interest in such property, even though such Person has not assumed or become liable for the payment thereof; and (d) lease obligations of such Person which, in accordance with generally accepted accounting principles, should be capitalized.

         "Depreciation" means for each fiscal year or other period, an amount equal to the federal income tax depreciation, amortization, or other cost recovery deduction allowable with respect to an asset for such year or other period, except that if the Carrying Value of an asset differs from its adjusted basis for federal income tax purposes at the beginning of such year or other period, Depreciation shall be an amount which bears the same ratio to such beginning Carrying Value as the federal income tax depreciation, amortization, or other cost recovery deduction for such years bears to such beginning adjusted tax basis; provided, however, that if the federal income tax depreciation, amortization, or other cost recovery deduction for such year is zero, Depreciation shall be determined with reference to such beginning Carrying Value using any reasonable method selected by the Managing Member; and provided further that, notwithstanding the foregoing, in the case of the use of the remedial allocation method described in Treas. Reg. ss.1.704-3(d), Depreciation shall be computed in the same manner as book depreciation is computed thereunder.

         "Event of Dissolution" has the meaning set forth in Section 13.1.

         "Fiscal Year" means the fiscal year of the Company, which shall be the calendar year.

         "Immediate Family" means, with respect to any natural Person, such natural Person's spouse, parents, descendants, nephews, nieces, brothers and sisters and trusts for the benefit of any of the foregoing.

         "Incapacity" or "Incapacitated" means, (a) as to any individual Member, death, total physical disability or entry by a court of competent jurisdiction adjudicating him incompetent to manage his Person or his estate; (b) as to any corporation which is a Member, the filing of a certificate of dissolution, or its equivalent, for the corporation or the relocation of its charter; (c) as to any partnership or limited liability company which is a Member, the dissolution and commencement of winding up of the partnership or limited liability company;
(d) as to any estate which is a Member, the distribution by the fiduciary of the estate's entire interest in the Company; (e) as to any trustee of a trust which is a Member, the termination of the trust (but not the substitution of a new trustee); or (f) as to any Member, the bankruptcy of such Member. For purposes of this definition, bankruptcy of a Member shall be deemed to have occurred when the Member (i) makes an assignment for the benefit of creditors, (ii) files a voluntary petition in bankruptcy, (iii) is adjudged a bankrupt or insolvent, or has entered against him an order of relief in any bankruptcy or insolvency proceeding, (iv) files a petition or answer seeking for himself any reorganization, arrangement, composition, readjustment, liquidation, dissolution or similar relief under any statute, law or regulation, (v) files an answer or other pleading admitting or failing to contest the material allegations of a petition filed against him in any proceeding of this nature, (vi) seeks, consents to or acquiesces in the appointment of a trustee, receiver or liquidator of the Member or of all or any substantial part of his properties,
(vii) the Member is the debtor in any proceeding seeking reorganization, arrangement, composition, readjustment, liquidation, dissolution or similar relief under any statute, law or regulation, which has not been dismissed within 120 days after the commencement thereof, or (viii) the appointment without the Member's consent or acquiescence of a trustee, receiver or liquidator has not been vacated or stayed within 90 days after the appointment or such appointment is not vacated within 90 days after the expiration of any such stay.

         "Indemnitee" means (a) any Person made a party to a proceeding by reason of his status as (i) the Managing Member, (ii) any other Member or (iii) a director, officer, Member, employee, agent or attorney of the Company or a Member, and (b) such other Persons (including Affiliates of the Managing Member or the Company) acting in good faith on behalf of the Company as determined by the Managing Member in its good faith judgment other than for any action by such Person involving fraud, willful misconduct or gross negligence.

         "IRS" means the Internal Revenue Service, which administers the internal revenue laws of the United States.

         "Liquidating Transaction" means any sale or other disposition of all or substantially all of the assets of the Company or a related series of transactions that, taken together, results in the sale or other disposition of all or substantially all of the assets of the Company.

         "Liquidator" has the meaning set forth in Section 13.2.

         "Managing Member" means Strategic Hotel Funding, L.L.C., or its permitted successors as the Managing Member of the Company.

         "Managing Member Interest" means a Member Interest held by a Managing Member that is a Managing Member interest. A Managing Member Interest may be expressed as a number of Member Units.

         "Member" means the Managing Member, and Associates and any Person named as a Member in Exhibit A attached hereto, as such Exhibit may be amended from time to time in accordance herewith, or any Substituted Member or Additional Member admitted to the Company in accordance herewith, in such Person's capacity as a Member in the Company.

         "Member Consent" means the written consent of Members owning more than 50% of the aggregate Percentage Interests of all Members (which in no event shall include any Member Interests owned by the Managing Member) at the time in question.

         "Member Interest" means an ownership interest in the Company representing a Capital Contribution by any Member (and shall include any Class A Units held by a Member) representing a fractional part of the Member Interests of all Members and includes any and all benefits to which the holder of such a Member Interest may be entitled as provided in the Agreement, together with all obligations of such Person to comply with the terms and provisions of this Agreement. A Member Interest may be expressed as a number of Units.

         "Member Minimum Gain" means an amount, with respect to each Member Nonrecourse Debt, equal to the Company Minimum Gain that would result if such Member Nonrecourse Debt were treated as a Nonrecourse Liability, determined in accordance with Regulations Section 1.704-2(i)(3).

         "Member Nonrecourse Debt" has the meaning set forth in Regulations
Section 1.704-2(b)(4).

         "Member Nonrecourse Deductions" has the meaning set forth in Regulations Section 1.704-2(i)(2), and the amount of Member Nonrecourse Deductions with respect to a Member Nonrecourse Debt for a Fiscal Year shall be determined in accordance with the rules of Regulations Section 1.704-2(i)(2).

         "Member Unit" or "Unit" means a fractional, undivided share of the Member Interests of all Members issued pursuant to Sections 4.1 and 4.2, in such number as set forth on Exhibit A attached hereto, as such Exhibit may be amended from time to time in accordance with the terms of this Agreement and shall include any Class A Units.

         "Net Income" means for any taxable period, the excess, if any, of the Company's items of income and gain for such taxable period over the Company's items of loss and deduction for such taxable period. The items included in the calculation of Net Income shall be determined in accordance with Section 4.4. Once an item of income, gain, loss or deduction that has been included in the initial computation of Net Income is subjected to the special allocation rules in Sections 6.2 and 6.3, Net Income or the resulting Net Loss, whichever the case may be, shall be recomputed without regard to such item.

         "Net Loss" means for any taxable period, the excess, if any, of the Company's items of loss and deduction for such taxable period over the Company's items of income and gain for such taxable period. The items included in the calculation of Net Loss shall be determined in accordance with Section 4.4. Once an item of income, gain, loss or deduction that has been included in the initial computation of Net Loss is subjected to the special allocation rules in Sections
6.2 and 6.3, Net Loss or the resulting Net Income, whichever the case may be, shall be recomputed without regard to such item.

         "Nonrecourse Deductions" has the meaning set forth in Regulations
Section 1.704-2(b)(1), and the amount of Nonrecourse Deductions for a Fiscal Year shall be determined in accordance with the rules of Regulations Section 1.704-2(c).

         "Nonrecourse Liability" has the meaning set forth in Regulations
Section 1.752-1(a)(2).

         "Notice of Contribution" means the Notice of Contribution substantially in the form of Exhibit C to this Agreement.

         "OP Units" means the units of membership interests in the Managing Member, which units are redeemable for cash or, at the option of SHCI, common stock of SHCI, as provided in the limited liability company agreement of the Operating Partnership.

         "OP Units Amount" shall mean a number of OP Units equal to the number of Class A Units offered for contribution by a Contributing Member, multiplied by the Unit Adjustment Factor.

         "Percentage Interest" means, as to a Member, its interest in the Company as set forth on Exhibit A.

         "Person" means an individual or a corporation, Company, trust, unincorporated organization, association or other entity.

         "Prime Rate" means, on any date, a fluctuating rate of interest per annum equal to the rate of interest most recently established by [J.P. Morgan Securities Inc.] at its New York, New York office, as its prime rate of interest for loans in United States dollars.

         "Protection Period" means the earlier of (a) the fifteenth anniversary of March 4, 1998 and (b) the date of death of the last to die of Sidney Caplan, Eugene Squires and Charles Ianni.

         "Recapture Income" means any gain recognized by the Company (computed without regard to any adjustment required by Section 734 or Section 743 of the
Code) upon the disposition of any property or asset of the Company, which gain would be characterized under Code sections 751, 1245 or 1250 as ordinary income because it represents the recapture of deductions previously taken with respect to such property or asset.

         "Recourse Liabilities" has the meaning set forth in Regulations Section 1.752-1(a)(1).

         "Regulations" means the Income Tax Regulations promulgated under the Code, as such regulations may be amended from time to time (including corresponding provisions of succeeding regulations).

         "Securities Act" means the Securities Act of 1933, as amended.

         "704(c) Value" of any Contributed Property means the value of such Contributed Property as set forth in Exhibit B, or if no value is set forth in Exhibit B, the fair market value of such Contributed Property or other consideration at the time of contribution as determined by the Managing Member in its discretion using such reasonable method of valuation as it may adopt.

         "Share or Shares" means shares of common stock of SHCI.

         "SHCI" means Strategic Hotel Capital, Inc., a Maryland corporation.

         "Specified Contribution Date" means the Contribution Date set forth in a Notice of Contribution.

         "Subsidiary" means, with respect to any Person, any corporation or other entity of which a majority of (a) the voting power of the voting equity securities or (b) the outstanding equity interests is owned, directly or indirectly, by such Person.

         "Substituted Member" means a Person who is admitted as a Member to the Company pursuant to Section 11.4.

         "Transaction" has the meaning set forth in Section 11.2(b).

         "Unit Adjustment Factor" means initially 1.0; provided (a) that in the event that SHCI (i) declares or pays a distribution on its outstanding Shares in Shares or makes a distribution to all holders of its outstanding Shares in Shares, (ii) subdivides its outstanding Shares, or (iii) combines its outstanding Shares into a smaller number of Shares, the Unit Adjustment Factor shall be adjusted by multiplying the Unit Adjustment Factor then in effect by a fraction, the numerator of which shall be the number of Shares issued and outstanding on the record date for such dividend, distribution, subdivision or combination (assuming for such purposes that such dividend, distribution, subdivision or combination has occurred as of such time), and the denominator of which shall be the actual number of Shares (determined without the above assumption) issued and outstanding on the record date for such dividend, distribution, subdivision or combination; and (b) provided, if SHCI issues rights, options or warrants or other securities to all holders of Shares entitling them to subscribe for or purchase Shares (including securities to purchase, or which are convertible into, or exchangeable for, Shares) at a price per Share less than 94% (100% if a stand-by underwriter is used and charges SHCI a commission) of the Value of a Share on the record date for the determination of shareholders entitled to receive such rights, options or warrants, then the Unit Adjustment Factor shall be equal to the number determined by multiplying
(I) the Unit Adjustment Factor in effect immediately prior to the opening of business on the date fixed for such determination by (II) a fraction, the numerator of which shall be the sum of (A) the number of Shares outstanding on the close of business on such date and (B) the number of additional Shares offered for subscription or purchase pursuant to such rights, options or warrants, and the denominator of which shall be the sum of (A) the number of Shares outstanding on the close of business on such date and (B) the number of Shares that the aggregate proceeds to SHCI from the exercise of such rights, option or warrants for Shares would purchase at 94% of such Value (or 100% in the case of a stand-by underwriting). In determining whether any rights, options or warrants entitle the holders of Shares to subscribe for or purchase Shares at less than 94% of such Value (or 100% in the case of a stand-by underwriting), there shall be taken into account any consideration received by SHCI upon issuance and upon exercise of such rights, options or warrants, the value of such consideration, if other than cash, to be determined by the Board of Directors of SHCI. Any adjustment to the Unit Adjustment Factor shall become effective immediately after the effective date of such event retroactive to the record date, if any, for such event.

         "Unrealized Gain" attributable to any item of Company property means, as of any date of determination, the excess, if any, of (a) the fair market value of such property (as determined under Section 4.4 hereof) as of such date, over (b) the Carrying Value of such property (prior to any adjustment to be made pursuant to Section 4.4 hereof) as of such date.

         "Unrealized Loss" attributable to any item of Company property means, as of any date of determination, the excess, if any, of (a) the Carrying Value of such property (prior to any adjustment to be made pursuant to Section 4.4 hereof) as of such date, over (b) the fair market value of such property (as determined under Section 4.4 hereof) as of such date.

         "Valuation Date" means the date of receipt by the Managing Member of a Notice of Contribution or, if such date is not a Business Day, the first Business Day thereafter.

         "Value" means, with respect to a Share, the average of the daily market price for the twenty (20) consecutive trading days immediately preceding the Valuation Date. The market price for each such trading day shall be: (a) if the Shares are listed or admitted to trading on any securities exchange or the NASDAQ- National Market System, the closing price, regular way, on such day, or if no such sale takes place on such day, the average of the closing bid and asked prices on such day, (b) if the Shares are not listed or admitted to trading on any securities exchange or the NASDAQ-National Market System, the last reported sale price on such day or, if no sale takes place on such day, the average of the closing bid and asked prices on such day, as reported by a reliable quotation source designated by SHCI, or (c) if the Shares are not listed or admitted to trading on any securities exchange or the NASDAQ-National Market System and no such last reported sale price or closing bid and asked prices are available, the average of the reported high bid and low asked prices on such day, as reported by a reliable quotation source designated by SHCI, or if there shall be no bid and asked prices on such day, the average of the high bid and low asked prices, as so reported, on the most recent day (not more than 20 days prior to the date in question) for which prices have been so reported; provided, that if there are no bid and asked prices reported during the 20 days prior to the date in question, the Value of the Shares shall be determined by the Board of Directors of SHCI acting in good faith on the basis of the Board's good faith determination of the fair market value for SHCI as an enterprise taken as a whole (including indirect assets) without taking into account blockage, illiquidity, minority positions or other discounting factors in respect of the shares being contributed, exchanged or redeemed, and such other information as the Board considers, in its good faith judgment, appropriate.

                                   ARTICLE II
                             ORGANIZATIONAL MATTERS

         Section 2.1 Organization and Continuation; Application of Act.

         (a) Organization and Continuation of Company. The Members do hereby continue the Company as a limited liability company according to all of the terms and provisions of this Agreement and otherwise in accordance with the Act. All Company profits, losses and distributive shares of tax items accruing prior to the effectiveness of this Agreement shall be allocated in accordance with, and the respective rights and obligations of the Members with respect to periods prior to the effectiveness of this Agreement shall be governed by, the agreement as in effect from time to time prior to this Agreement.

         (b) Application of Act. The Company is a limited liability company pursuant to the provisions of the Act and upon the terms and conditions set forth in this Agreement. Except as expressly provided herein to the contrary, the rights and obligations of the Members and the administration and termination of the Company shall be governed by the Act. No Member has any interest in any Company property, and the Member Interest of each Member shall be personal property for all purposes.

         Section 2.2 Name. The name of the Company is SHCI Santa Monica Beach Hotel, L.L.C. The Company's business may be conducted under any other name or names deemed advisable by the Managing Member, including the name of the Managing Member or any Affiliate thereof. The words "Limited Liability Company", "LLC" or similar words or letters shall be included in the Company's name where necessary for the purposes of complying with the laws of any jurisdiction that so requires. The Managing Member in its sole and absolute discretion may change the name of the Company at any time and from time to time and shall promptly notify the Members of such change; provided, that the name of the Company may not be changed to include the name, or any variant thereof, of any Member without the written consent of that Member.

         Section 2.3 Registered Office and Agent; Principal Office. The address of the registered office of the Company in the State of Delaware is located at c/o Corporation Service Company, 1013 Centre Road, City of Wilmington, County of New Castle, and the registered agent for service of process on the Company in the State of Delaware at such registered office is Corporation Service Company. The principal office of the Company is 77 West Wacker Drive, Suite 4600, Chicago, Illinois 60601, or such other place as the Managing Member may from time to time designate by notice to the Members. The Company may maintain offices at such other place or places within or outside the State of Illinois as the Managing Member deems advisable.

         Section 2.4 Term. The term of the Company shall commence on the date hereof and shall continue until December 31, 2046, unless it is dissolved sooner pursuant to the provisions of Article XIII or as otherwise required by law.

                                  ARTICLE III
                                     PURPOSE

         Section 3.1 Purpose and Business. The purpose and nature of the business to be conducted by the Company is (a) to conduct any business that may be lawfully conducted by a limited liability company organized pursuant to the Act, provided, however, that such business shall be limited to and conducted in such a manner as to permit SHCI at all times to be classified as a REIT for federal income tax purposes, unless SHCI ceases to qualify as a REIT for reasons other than the conduct of the business of the Company, and in connection therewith to sell or otherwise dispose of Company assets, (b) to enter into any partnership, joint venture, operating or other similar arrangement to engage in any of the foregoing or the ownership of interests in any entity engaged in any of the foregoing and (c) to do anything necessary or incidental to the foregoing which, in each case, is not in breach of this Agreement.

         Section 3.2 Powers. The Company is empowered to do any and all acts and things necessary, appropriate, proper, advisable, incidental to or convenient for the furtherance and accomplishment of the purposes and business described herein and for the protection and benefit of the Company; provided, that the Company shall not take any action which, in the judgment of the Managing Member, in its sole and absolute discretion, (i) could adversely affect the ability of SHCI to continue to qualify as a REIT, (ii) could subject SHCI to any taxes under Section 857 or Section 4981 of the Code, or (iii) could violate any law or regulation of any governmental body or agency having jurisdiction over SHCI or its securities, unless any such action (or inaction) under (i), (ii) or (iii) shall have been specifically consented to by SHCI in writing.

                                   ARTICLE IV
                    CAPITAL CONTRIBUTIONS; ISSUANCE OF UNITS;

                                CAPITAL ACCOUNTS

         Section 4.1 Capital Contributions of the Members.

         (a) Initial Capital Contributions. At the time of the execution of this Agreement, the Members shall make or shall have made the Capital Contributions set forth in Exhibit A to this Agreement. The Members shall own Member Units of the classes and in the amounts set forth in Exhibit A and shall have a Percentage Interest in the Company as set forth in Exhibit A, which Percentage Interest and Units shall be adjusted in Exhibit A from time to time by the Managing Member to the extent necessary to reflect accurately redemptions, exchanges, Capital Contributions, the issuance of additional Units, or similar events authorized in accordance with this Agreement having an effect on a Member's Percentage Interest. Units held by the Managing Member shall be deemed to be the Managing Member Interest.

         (b) Additional Capital Contributions or Assessments. No Member shall be assessed or, except for any such amounts which a Member may be obligated to repay under Section 10.5, be required to contribute additional funds, except as provided with respect to the Managing Member in Section 7.1(a)(3), or other property to the Company. Any additional funds required by the Company, as reasonably determined by the Managing Member, may, at the option of the Managing Member and without an obligation to do so (except as provided in Section 7.1(a)(3)), be contributed by the Managing Member as additional Capital Contributions. If and as the Managing Member or any other Member makes additional Capital Contributions to the Company, each such Member shall receive additional Units as provided for in Section 4.2 and such Member's Capital Account shall be adjusted as provided in Section 4.4.

         (c) Return of Capital Contributions. Except as otherwise expressly provided herein, the Capital Contribution of each Member will be returned to that Member only in the manner and to the extent provided in Article V and
Article XIII hereof, and no Member may withdraw from the Company or otherwise have any right to demand or receive the return of its Capital Contribution to the Company (as such), except as specifically provided herein. Under circumstances requiring a return of any Capital Contribution, no Member shall have the right to receive property other than cash, except as specifically provided herein. No Member shall be entitled to interest on any Capital Contribution or Capital Account notwithstanding any disproportion therein as between the Members. Except as specifically provided herein, the Managing Member shall not be personally liable for the return of any portion of the Capital Contribution of any Member, and the return of such Capital Contributions shall be made solely from Company assets.

         (d) Liability of Members. No Member shall have any further personal liability to contribute money to, or in respect of, the liabilities or the obligations of the Company, nor shall any Member be personally liable for any obligations of the Company, except as otherwise provided in Section 4.1 (b). No Member shall be required to make any contributions to the capital of the Company other than its Capital Contribution.

         Section 4.2 Issuances of Additional Member Interests.

         (a) General. The Managing Member is hereby authorized to cause the Company to issue such additional Member Interests in the form of Units for any Company purpose at any time or from time to time, to the Members or to other Persons for such consideration and on such terms and conditions (subject to Section 4.2(b)) as shall be established by the Managing Member in its sole and absolute discretion; provided, however, that any issuance of additional Units to any Person other than the Managing Member shall require Member Consent.

         (b) Additional Capital Contributions by the Managing Member. Subject to the limitations set forth in Sections 4.1(b) and 4.2(a), the Managing Member may make Capital Contributions to the Company at such times and in such amounts as the Managing Member, in its sole and absolute discretion, may determine advisable, but under no circumstances shall the Managing Member be obligated to make any such Capital Contributions, except as otherwise expressly set forth in this Agreement. In exchange for such Capital Contribution, the Company shall issue to the Managing Member that number of Units equal to (i) the amount of such Capital Contribution and, if such Capital Contribution is for other than cash, the fair market value of the contributed property as determined in good faith by the Managing Member, divided by (ii) the Value of a Share.

         (c) Contribution of Class A Units.

                  (1) Subject to the further provisions of this Section 4.2(c), on a Contribution Date hereof, each Member (other than the Managing Member) shall have the right from time to time (the "Contribution Right") to contribute to the Managing Member on a Specified Contribution Date any or all of the Class A Units held by such Member at a contribution price equal to and in the form of the OP Units Amount. The Contribution Right shall be exercised pursuant to a Notice of Contribution delivered to the Company (with a copy to the Managing Member) at least ten (10) Business Days prior to a Contribution Date by the Member who is exercising the Contribution Right (the "Contributing Member"); provided, however, that the Managing Member shall not be obligated to satisfy such Contribution Right if the Managing Member elects to purchase the Class A Units subject to the Notice of Contribution in accordance with Section 4.2(c)(2) below. In the event a Member exercises its Contribution Right pursuant to this Section 4.2(c)(1) and the Managing Member does not or is unable to purchase the Class A Units pursuant to Section 4.2(c)(2), the Member and the Managing Member shall treat the contribution as a contribution under
         Section 721 of the Code and the Managing Member shall apply the remedial method under Section 704(c) of the Code with respect to such contribution.

                  (2) Notwithstanding the provisions of Section 4.2(c)(1), if the class of OP Units to be received in connection with the exercise of the Contribution Right is registered under Section 12(b) or 12(g) under the Securities Exchange Act of 1934, as amended, at the time of delivery of the Notice of Contribution, a Member that exercises the Contribution Right shall be deemed to have offered to sell the Class A Units described in the Notice of Contribution to the Managing Member, and the Managing Member may, in its sole and absolute discretion, elect to acquire such Class A Units by paying to the Contributing Member the Cash Amount on the Specified Contribution Date, whereupon the Managing Member shall acquire the Class A Units offered for contribution by the Contributing Member. In the event the Managing Member acquires any Class A Units pursuant to this Section 4.2(c)(2), any such Class A Units so acquired by the Managing Member shall be transferred by the Managing Member to the Managing Member and shall thereafter become a part of the Managing Member's Member Interest for all purposes of this Agreement. If the Managing Member shall elect to exercise its right to purchase Class A Units under this Section 4.2(c)(2) with respect to a Notice of Contribution, it shall so notify the Contributing Member within five Business Days after the receipt by the Company of such Notice of Contribution. In the event the Managing Member shall exercise its right to purchase Class A Units with respect to the exercise of a Contribution Right in the manner described in the first sentence of this Section 4.2(c)(2), each of the Contributing Member, the Company, the Managing Member and the Managing Member shall treat the transaction between the Managing Member and the Contributing Member for federal income tax purposes as a sale of the Contributing Member's Class A Units to the Managing Member.

                  (3) Any Cash Amount or OP Units Amount to be paid to a Contributing Member pursuant to this Section 4.2(c) shall be paid on the Specified Contribution Date relating to the Class A Units to be contributed or purchased.

                  (4) On any Specified Contribution Date, the Company shall pay to any Contributing Member the amount of the outstanding balance in the Class A Accrual Account and the Class A Unpaid Distribution Account maintained with respect to the Class A Units being contributed or purchased.

                  (5) Each Contributing Member agrees to execute such documents as the Managing Member may reasonably require in connection with the issuance of OP Units upon exercise of the Contribution Right.

         (d) Not Claims. The rights of each holder of Units to require the Company to redeem its Units pursuant to the foregoing clause (c) solely arising from this Section 4.2, as the case may be, are rights solely arising from its ownership of member interests in the Company and not from its being a creditor of the Company and none of such rights with respect to any required redemption shall constitute a "claim" as such term is defined in Section 101 of the United States Bankruptcy Code as in effect on the date of this Agreement; provided, however, that any rights in respect of any such redemption shall constitute equity interests of each Member hereunder, it being agreed and understood that no Member is waiving any equity interest it has in the Company or any rights to assert any such interest in any bankruptcy proceeding or otherwise.

         (e) Exchange Right. A member holding Class A Units may exchange Class A Units for OP Units on the basis of one Class A Unit for one OP Unit multiplied by the Unit Adjustment Factor at any time and from time to time.

         Section 4.3 No Preemptive Rights. Except as specifically provided in this Agreement, no Person shall have any preemptive, preferential or other similar right with respect to (a) additional Capital Contributions or loans to the Company or (b) issuance or sale of any Units.

         Section 4.4 Capital Accounts of the Members.

         (a) General. The Company shall maintain for each Member a separate Capital Account in accordance with the rules of Regulations Section 1.704-1(b)(2)(iv). Such Capital Account shall be increased by (i) the amount of all Capital Contributions made by such Member to the Company pursuant to this Agreement and (ii) all items of Company income and gain (including income and gain exempt from tax) computed in accordance with Section 4.4(b) hereof and allocated to such Member pursuant to Sections 6.1 and 6.2 of this Agreement, and decreased by (x) the amount of cash or Agreed Value of all actual and deemed distributions of cash or property made to such Member pursuant to this Agreement and (y) all items of Company deduction and loss computed in accordance with
Section 4.4(b) hereof and allocated to such Member pursuant to Sections 6.1 and
6.2 of this Agreement.

         (b) Income, Gains, Deductions, and Losses. For purposes of computing the amount of any item of income, gain, loss or deduction to be reflected in the Members' Capital Accounts, unless otherwise specified in this Agreement, the determination, recognition and classification of any such item shall be the same as its determination, recognition and classification for federal income tax purposes determined in accordance with Section 703(a) of the Code (for this purpose all items of income, gain, loss or deduction required to be stated separately pursuant to Section 703(a)(1) of the Code shall be included in taxable income or loss), with the following adjustments:

                  (1) Except as otherwise provided in Regulations Section 1.704-1(b)(2)(iv)(m), the computation of all items of income, gain, loss and deduction shall be made without regard to any election under
         Section 754 of the Code which may be made by the Company; provided, that the amounts of any adjustments to the adjusted bases of the assets of the Company made pursuant to Section 734 of the Code as a result of the distribution of property by the Company to a Member (to the extent that such adjustments have not previously been reflected in the Members' Capital Accounts) shall be reflected in the Capital Accounts of the Members in the manner and subject to the limitations prescribed in Regulations Section 1.704-1(b)(2)(iv)(m).

                  (2) The computation of all items of income, gain, loss and deduction shall be made without regard to the fact that items described in Sections 705(a)(1)(B)or 705(a)(2)(B) of the Code are not includable in gross income or are neither currently deductible nor capitalized for federal income tax purposes.

                  (3) Any income, gain or loss attributable to the taxable disposition of any Company property shall be determined as if the adjusted basis of such property as of such date of disposition were equal in amount to the Company's Carrying Value, with respect to such property as of such date.

                  (4) In lieu of the depreciation, amortization, and other cost recovery deductions taken into account in computing such taxable income or loss, there shall be taken into account Depreciation for such fiscal year.

                  (5) In the event the Carrying Value of any Company asset is adjusted pursuant to Section 4.4(d) hereof, the amount of any such adjustment shall be taken into account as gain or loss from the disposition of such asset.

                  (6) Any items specially allocated under Section 6.3 hereof shall not be taken into account.

         (c) Transfers of Member Units. A transferee of a Member Unit shall succeed to a pro rata portion of the Capital Account of the transferor.

         (d) Unrealized Gains and Losses.

                  (1) Consistent with the provisions of Regulations Section 1.704-l(b)(2)(iv)(f), and as provided in Section 4.4(d)(2), the Carrying Values of all Company assets shall be adjusted upward or downward to reflect any Unrealized Gain or Unrealized Loss attributable to such Company property, as of the times of the adjustments provided in Section 4.4(d)(2) hereof, as if such Unrealized Gain or Unrealized Loss had been recognized on an actual sale of each such property and allocated pursuant to Section 6.1 of this Agreement.

                  (2) Such adjustments shall be made as of the following times:
         (i) immediately prior to the acquisition of an additional interest in the Company by any new or existing Member in exchange for more than a de minimis Capital Contribution; (ii) immediately prior to the distribution by the Company to a Member of more than a de minimis amount of property as consideration for an interest in the Company; and
         (iii) immediately prior to the liquidation of the Company or the Managing Member's interest in the Company within the meaning of Regulations Section 1.704-1(b)(2)(ii)(g); provided, however, that adjustments pursuant to clauses (i) and (ii) above shall be made only if the Managing Member determines such adjustments are necessary or appropriate to reflect the relative economic interests of the Members in the Company.

                  (3) In accordance with Regulations Section
         1.704-1(b)(2)(iv)(e) the Carrying Value of Company assets distributed in kind shall be adjusted upward or downward to reflect any Unrealized Gain or Unrealized Loss attributable to such Company property, as of the time any such asset is distributed.

                  (4) In determining such Unrealized Gain or Unrealized Loss the aggregate cash amount and fair market value of all Company assets (including cash or cash equivalents) shall be determined by the Managing Member using such reasonable method of valuation as it may adopt, or in the case of a liquidating distribution pursuant to Article XIII of this Agreement, be determined and allocated by the Liquidator using such reasonable methods of valuation as it may adopt. The Managing Member, or the Liquidator, as the case may be, shall allocate such aggregate value among the assets of the Company (in such reasonable manner as it determines to arrive at fair market value for individual properties).

         (e) Modification by Managing Member. The provisions of this Agreement relating to the maintenance of Capital Accounts are intended to comply with Regulations Section 1.704-1(b), and shall be interpreted and applied in a manner consistent with such Regulations. In the event the Managing Member shall determine that it is prudent to modify the manner in which the Capital Accounts, or any debits or credits thereto (including, without limitation, debits or credits relating to liabilities which are secured by contributed or distributed property or which are assumed by the Company, the Managing Member, or any Members) are computed in order to comply with such Regulations, the Managing Member shall make such modification upon notification to the members. Notwithstanding the foregoing, no modification hereunder (including pursuant to the next sentence) shall be made by the Managing Member where such modification would have a material effect on the amounts distributable to any Person pursuant to Article XIII of this Agreement upon the liquidation of the Company. Subject to the preceding sentence, the Managing Member also shall (i) make any adjustments that are necessary or appropriate to maintain equality between the Capital Accounts of the Members and the amount of Company capital reflected on the Company's balance sheet, as computed for book purposes, in accordance with Regulations Section 1.704-1(b)(2)(iv)(q), and (ii) make any appropriate modifications in the event unanticipated events might otherwise cause this Agreement not to comply with Regulations Section 1.704-1(b).

         Section 4.5 Managing Member Call. Managing Member shall have the right to purchase all Class A Units for their market value at any time after the Protection Period. Such market value shall be reasonably determined by Managing Member without regard to Section 6.1(d) of this Agreement and shall be set forth in and fixed as of the date of its notice of exercise delivered to the holders of all the Class A Units.

                                   ARTICLE V
                                  DISTRIBUTIONS

         Section 5.1 Requirement and Characterization of Distributions. On the last Business Day of March, June, September, and December of each year, the Company shall distribute Available Cash generated by the Company during the preceding three month period to the Members in the following amounts (to the extent there is sufficient Available Cash) and in the following order of priority:

         (a) first, one hundred percent (100%) to the Members (other than the Managing Member) holding Class A units (with respect to the amounts specified in
(A), (B) and (C), below, in proportion to such holdings) until there shall have been distributed with respect to each Class A Unit the following amounts: (A) first, the then unreturned balance of the Class A Accrual Account maintained with respect to each Class A Unit; (B) second, the then unreturned balance of the Class A Unpaid Distribution Account maintained with respect to each Class A Unit; and (C) third, an amount per Class A Unit (multiplied by the Unit Adjustment Factor) equal to the aggregate distributions per OP Unit paid by the Managing Member for such three month period; and

         (b) thereafter, one hundred percent (100%) to the Managing Member.

         Section 5.2 Amounts Withheld. All amounts withheld pursuant to the Code or any provisions of any state or local tax law and Section 10.5 hereof with respect to any allocation, payment or distribution to the Managing Member, or any other Members or Assignees shall be promptly paid, solely out of funds of the Company, by the Managing Member to the appropriate taxing authority and treated as amounts distributed to the Managing Member or such Members, or Assignees pursuant to Section 5.1 for all purposes under this Agreement.

         Section 5.3 Distributions Upon Liquidation. Proceeds from a Liquidating Transaction shall be distributed to the Members in accordance with Section 13.2.

         Section 5.4 Capital Transaction Proceeds. Promptly after the realization thereof, Capital Transaction Proceeds arising solely from a sale, exchange, or other disposition, and not from a financing or refinancing, shall be distributed to the Members in accordance with their Percentage Interests.

         Section 5.5 Managing Member Contribution. In the event that Available Cash (without taking into account any contributions to be made pursuant to this Section 5.5) is insufficient on any quarterly distribution date to make the distributions contemplated by Section 5.1, the Managing Member shall contribute to the Company on such distribution date an amount sufficient to make the distributions contemplated by Section 5.1.

                                   ARTICLE VI
                                   ALLOCATIONS

         Section 6.1 Allocations For Capital Account Purposes. For purposes of maintaining the Capital Accounts and in determining the rights of the Members among themselves, the Company's items of income, gain, loss and deduction (computed in accordance with Section 4.4 hereof) shall be allocated among the Members for each taxable year (or portion thereof) as provided herein below.

         (a) Net Income. After giving effect to the special allocations set forth in Section 6.1(d) and Section 6.2 below, Net Income shall be allocated:

                  (i) first, to the Managing Member to the extent that, on a cumulative basis, Net Losses previously allocated to the Managing Member pursuant to Section 6.1 (b)(iv) exceed Net Income previously allocated to the Managing Member pursuant to this Section 6.1(a)(i);

                  (ii) second, one hundred percent (100%) to the Members (other than the Managing Member) holding Class A Units (in proportion to such holdings) until the Members (other than the Managing Member) holding Class A Units have been allocated, on a cumulative basis, Net Income with respect to each Class A Unit equal to the sum of (A) an amount per Class A Unit (multiplied by the Unit Adjustment Factor) equal to the amount of net income allocated with respect to each OP Unit; and (B) the Net Losses previously allocated to such Members pursuant to Section 6.1(b)(iii) to the extent such Net Losses exceed Net Income previously allocated to such Members pursuant to this Section 6.1(a)(ii);

                  (iii) third, one hundred percent (100%) to the Managing
         Member.

         (b) Net Losses. After giving effect to the special allocations set forth in Section 6.2 below, Net Losses shall be allocated (i) first, one hundred percent (100%) to the Managing Member to the extent of any prior allocations of Net Income pursuant to Section 6.1(a)(iii); (ii) second, to the Managing Member until the balance of the Adjusted Capital Account of the Managing Member shall equal zero; (iii) third, to the Members holding Class A Units (in proportion to such holdings) until the balance of the Adjusted Capital Accounts of such Members (to the extent attributable to such Class A Units) shall equal zero; and
(iv) thereafter, to the Managing Member.

         (c) Nonrecourse Liabilities. For purposes of Regulations Section 1.752-3(a)(iii), the Members agree that excess Nonrecourse Liabilities of the Company shall be allocated ninety-nine percent (99%) to the Managing Member and one percent (1%) to the Members (other than the Managing Member) holding Class A Units (in proportion to such holdings).

         (d) Gains. Gains on the sale of all or substantially all of the assets of the Company (as computed with respect to the original undepreciated Carrying Value of such assets) shall be allocated in accordance with Percentage Interests. Any gain allocated to the Members upon the sale or other taxable disposition of any Company asset shall to the extent possible, after taking into account other required allocations of gain pursuant to Section 6.2 below, be characterized as Recapture Income in the same proportions and to the same extent as such Members have been allocated any deductions directly or indirectly giving rise to the treatment of such gains as Recapture Income pursuant to the principles of Regulation Sections 1.704-1(b)(4)(vii), 1.1245-1(e) and 1.1256-1(f).

         Section 6.2 Special Allocation Rules. Notwithstanding any other provision of the Agreement, the following special allocations shall be made in the following order:

         (a) Minimum Gain Chargeback. Notwithstanding any other provisions of
Article VI, if there is a net decrease in Company Minimum Gain during any Fiscal Year, each Member shall be specially allocated items of Company income and gain for such year (and, if necessary, subsequent years) in an amount equal to such Member's share of the net decrease in Company Minimum Gain, as determined under Regulations Section 1.704-2(g). Allocations pursuant to the previous sentence shall be made in proportion to the respective amounts required to be allocated to each Member pursuant thereto. The items to be so allocated shall be determined in accordance with Regulations Section 1.704-2(f)(6). This Section 6.2(a) is intended to comply with the minimum gain chargeback requirements in Regulations Section 1.704-2(f) and for purposes of this Section 6.2(a) only, each Member's Adjusted Capital Account Deficit shall be determined prior to any other allocations pursuant to Section 6.1 of the Agreement with respect to such fiscal year and without regard to any decrease in Member Minimum Gain during such fiscal year.

         (b) Member Minimum Gain Chargeback. Notwithstanding any other provision of Article VI (except Section 6.2(a) hereof), if there is a net decrease in Member Minimum Gain attributable to a Member Nonrecourse Debt during any Company fiscal year, each Member who has a share of the Member Minimum Gain attributable to such Member Nonrecourse Debt, determined in accordance with Regulations
Section 1.704-2(i)(5), shall be specially allocated items of Company income and gain for such year (and, if necessary, subsequent years) in an amount equal to such Member's share of the net decrease in Member Minimum Gain attributable to such Member Nonrecourse Debt, determined in accordance with Regulations Section 1.704-2(i)(5). Allocations pursuant to the previous sentence shall be made in proportion to the respective amounts required to be allocated to each Member pursuant thereto. The items to be so allocated shall be determined in accordance with Regulations Section 1.704-2(i)(4). This Section 6.2(b) is intended to comply with the minimum gain chargeback requirement in such Section of the Regulations and shall be interpreted consistently therewith. Solely for purposes of this Section 6.2(b), each Member's Adjusted Capital Account Deficit shall be determined prior to any other allocations pursuant to Article VI with respect to such fiscal year, other than allocations pursuant to Section 6.2(a) hereof.

         (c) Qualified Income Offset. In the event any Member unexpectedly receives any adjustments, allocations or distributions described in Regulations Sections 1.704-1(b)(2)(ii)(d)(4), 1.704-1(b)(2)(ii)(d)(5), or
1.704-1(b)(2)(ii)(d)(6), and after giving effect to the allocations required under Sections 6.2(a) and 6.2(b) hereof, such Member has an Adjusted Capital Account Deficit, items of Company income and gain shall be specially allocated to such Member in an amount and manner sufficient to eliminate, to the extent required by the Regulations, its Adjusted Capital Account Deficit created by such adjustments, allocations or distributions as quickly as possible.

         (d) Nonrecourse Deductions. Nonrecourse Deductions for any taxable period shall be allocated to the Members in accordance with their Percentage Interests.

         (e) Member Nonrecourse Deductions. Any Member Nonrecourse Deductions for any fiscal year shall be specially allocated to the Member who bears the economic risk of loss with respect to the Member Nonrecourse Debt to which such Member Nonrecourse Deductions are attributable in accordance with Regulations
Section 1.704-2(i)(2).

         (f) Code Section 754 Adjustments. To the extent an adjustment to the adjusted tax basis of any Company asset pursuant to Section 734(b) or 743(b) of the Code is required, pursuant to Regulations Section 1.704-1(b)(2)(iv)(m), to be taken into account in determining Capital Accounts, the amount of such adjustment to the Capital Accounts shall be treated as an item of gain (if the adjustment increases the basis of the asset) or loss (if the adjustment decreases such basis), and such item of gain or loss shall be specially allocated to the Members in a manner consistent with the manner in which their Capital Accounts are required to be adjusted pursuant to such Section of the Regulations.

         Section 6.3 Allocations for Tax Purposes.

         (a) General. Except as otherwise provided in this Section 6.3, for federal income tax purposes, each item of income, gain, loss and deduction shall be allocated among the Members in the same manner as its correlative item of "book" income, gain, loss or deduction is allocated pursuant to Sections 6.1 and
6.2 of this Agreement.

         (b) To Eliminate Book-Tax Disparities. In an attempt to eliminate Book-Tax Disparities attributable to a Contributed Property or Adjusted Property, items of income, gain, loss, and deduction shall be allocated for federal income tax purposes among the Members using the remedial method described in Regulations Section 1.704-3(d).

                                  ARTICLE VII
                      MANAGEMENT AND OPERATIONS OF BUSINESS

         Section 7.1 Management.

         (a) Powers of Managing Member. Except as otherwise expressly provided in this Agreement, all management powers over the business and affairs of the Company are exclusively vested in the Managing Member, and no other Member shall have any right to participate in or exercise control or management power over the business and affairs of the Company in its capacity as a Member. Notwithstanding anything to the contrary in this Agreement, the Managing Member may not be removed by the other Members with or without cause. In addition to the powers now or hereafter granted a Managing Member of a limited liability company under applicable law or which are granted to the Managing Member under any other provision of this Agreement, the Managing Member, subject to Section
7.3 hereof, shall have full power and authority to do all things deemed necessary or desirable by it to conduct the business of the Company, to exercise all powers set forth in Section 3.2 hereof and to effectuate the purposes set forth in Section 3.1 hereof, including, without limitation:

                  (1) subject to Section 7.13, the making of any expenditures (including, without limitation, making prepayments on loans and borrowing money to permit the Company to make distributions to its Members in such amounts as will permit SHCI (so long as SHCI has determined to qualify as a REIT) to avoid the payment of any federal income tax (including, for this purpose, any excise tax pursuant to Section 4981 of the Code) and to make distributions to its stockholders sufficient to permit SHCI to maintain REIT status), the lending or borrowing of money (including, without limitation, making prepayments on loans and borrowing money to permit the Company to make distributions to its Members), the assumption or guarantee of, or other contracting for, indebtedness and other liabilities, the issuance of evidences of indebtedness (including the securing of same by mortgage, deed of trust or other lien or encumbrance on the Company's assets) and the incurring of any obligations it deems necessary for the conduct of the activities of the Company;

                  (2) the making of tax, regulatory and other filings, or rendering of periodic or other reports to governmental or other agencies having jurisdiction over the business or assets of the Company;

                  (3) subject to Sections 7.3, 7.12 and 7.13, the acquisition, disposition, conveyance, mortgage, pledge, encumbrance, hypothecation or exchange of any assets of the Company or the merger or other combination of the Company with or into another entity on such terms as the Managing Member deems proper, which powers shall include, without limitation, the power to pledge any or all of the assets of the Company to secure a loan or other financing to the Managing Member provided, however, that, if the Company's assets are the sole assets securing such loan or refinancing, the proceeds of such loan or refinancing shall be contributed or loaned to the Company and that if assets of the Company and other assets are together securing such loan or refinancing, a pro rata portion (determined based on the relative fair market values of such properties as reasonably determined by the Managing Member) of the proceeds shall be contributed or loaned to the Company, and provided, further, that to the extent that any payment of debt service on any such mortgage, pledge, encumbrance or hypothecation shall result in the Company being unable to make the distributions described in Sections 5.1(a) through 5.1(d), then the Managing Member shall make such additional Capital Contributions as are necessary to enable the Company to make such distributions (provided that the Managing Member shall have no obligation to make such additional Capital Contributions in an amount exceeding the amount of debt service paid), and provided, further, that the Managing Member shall indemnify the other Members to the extent any foreclosure on such mortgage, pledge, encumbrance or hypothecation results in a loss in the Value of the OP Units for which the Class A Units are redeemable;

                  (4) subject to Section 7.13, the use of the assets of the Company (including, without limitation, cash on hand) for any purpose consistent with the terms of this Agreement and on any terms it sees fit, including, without limitation, the financing of the conduct of the operations of the Managing Member, the Company or any of the Company's Subsidiaries, the lending of funds to other Persons (including the Company's Subsidiaries) and the repayment of obligations of the Company and its Subsidiaries and any other Person in which it has an equity investment and the making of capital contributions to its Subsidiaries, the holding of any real, personal and mixed property of the Company in the name of the Company or in the name of a nominee or trustee (subject to Section 7.10), the creation, by grant or otherwise, of easements or servitudes, and the performance of any and all acts necessary or appropriate to the operation of the Company assets including, but not limited to, applications for rezoning, objections to rezoning, constructing, altering, improving, repairing, renovating, rehabilitating, razing, demolishing or condemning any improvements or property of the Company;

                  (5) Subject to Section 7.3, the negotiation, execution, and performance of any contracts, conveyances or other instruments (including with Affiliates of the Company to the extent provided in Section 7.6) that the Managing Member considers useful or necessary to the conduct of the Company's operations or the implementation of the Managing Member's powers under this Agreement, including, without limitation, the execution and delivery of leases on behalf of or in the name of the Company (including the lease of Company property for any purpose and without limit as to the term thereof, whether or not such term (including renewal terms) shall extend beyond the date of termination of the Company and whether or not the portion so leased is to be occupied by the lessee or, in turn, subleased in whole or in part to others);

                  (6) the opening and closing of bank accounts, the investment of Company funds in securities, certificates of deposit and other instruments, and the distribution of Company cash or other Company assets in accordance with this Agreement;

                  (7) the selection and dismissal of employees of the Company or the Managing Member (including, without limitation, employees having titles such as "president," "vice president," "secretary" and "treasurer"), and the engagement and dismissal of agents, outside attorneys, accountants, engineers, appraisers, consultants, contractors and other professionals on behalf of the Managing Member or the Company and the determination of their compensation and other terms of employment or hiring;

                  (8) the maintenance of such insurance for the benefit of the Company and the Members as it deems necessary or appropriate;

                  (9) the formation of, or acquisition of an interest in, and the contribution of property to any limited or general partnerships, joint ventures or other relationships that it deems desirable (including, without limitation, the acquisition of interests in, and the contribution of property to, its Subsidiaries and any other Person in which it has an equity investment from time to time); provided, that, as long as SHCI has determined to continue to qualify as a REIT, the Company may not engage in any such formation, acquisition or contribution that could cause SHCI to fail to qualify as a REIT;

                  (10) the control of any matters affecting the rights and obligations of the Company, including the conduct of litigation and the incurring of legal expense and the settlement of claims and litigation, and the indemnification of any Person against liabilities and contingencies to the extent permitted by law;

                  (11) the undertaking of any action in connection with the Company's direct or indirect investment in its Subsidiaries or any other Person (including, without limitation, the contribution or loan of funds by the Company to such Persons);

                  (12) the determination of the fair market value of any Company property distributed in kind using such reasonable method of valuation as it may adopt; and

                  (13) the execution, acknowledgment and delivery of any and all documents and instruments to effectuate any or all of the foregoing.

         (b) No Approval Required for Above Powers. Each of the Members agrees that the Managing Member is authorized to execute, deliver and perform the above-mentioned agreements and transactions on behalf of the Company without any further act, approval or vote of the Members, notwithstanding any other provision of this Agreement (except as provided in Section 7.3 and except where Member Consent is expressly required herein), the Act or any applicable law, rule or regulation. The execution, delivery or performance by the Managing Member or the Company of any agreement expressly authorized or permitted under this Agreement shall not constitute a breach by the Managing Member of any duty that the Managing Member may owe the Company or the Members or any other Persons under this Agreement or of any duty stated or implied by law or equity.

         (c) Insurance. At all times from and after the date hereof, the Managing Member may cause the Company to obtain and maintain casualty, liability and other insurance on the properties of the Company and liability insurance for the Indemnitees hereunder.

         (d) Reserves. At all times from and after the date hereof, the Managing Member may cause the Company to establish and maintain reserves (including any reserves required by the terms of any management agreement relating to any Company property) in such amounts as the Managing Member in its sole and absolute discretion, deems appropriate and reasonable from time to time.

         (e) Limited Obligation to Consider Tax Consequences to Members. In exercising its authority under this Agreement, the Managing Member may, but (except to the extent provided in the last sentence of this Section 7.1(e)) shall be under no obligation to, take into account the tax consequences to any Member of any action taken by it. The Managing Member and the Company shall not have liability to a Member under any circumstances as a result of an income tax liability incurred by such Member as a result of an action (or inaction) by the Managing Member pursuant to its authority under this Agreement unless the express provisions of this Agreement (including but not limited to a sale or transfer in violation of Section 7.12) shall have been breached. Notwithstanding the foregoing, in connection with any transaction permitted by Section 7.1(a) hereof, the Managing Member shall use its commercially reasonable efforts to structure such transaction to avoid causing the Members to recognize gain for federal income tax purposes by virtue of the occurrence of, or their participation in, such transaction, it being acknowledged and agreed by the Members that the Managing Member is acting on behalf of the Company, the Managing Member and the members of the Managing Member collectively, and that the Managing Member shall not be obligated to take any action that could be detrimental to the Managing Member or the members of the Managing Member.

         Section 7.2 Articles of Organization. To the extent that such action is determined by the Managing Member to be reasonable and necessary or appropriate, the Managing Member shall file amendments to and restatements of the Articles of Organization and do all the things to maintain the Company as a limited liability company (or other entity in which the Members have limited liability) under the laws of the State of Delaware and each other jurisdiction in which the Company may elect to do business or own property. Within five Business Days after filing, the Managing Member will deliver or mail a copy of the Articles of Organization, as it may be amended or restated from time to time, to each Member. The Managing Member shall use all reasonable efforts to cause to be filed such other certificates or documents as may be reasonable and necessary or appropriate for the formation, continuation, qualification and operation of a limited liability company (or other entity in which the Members have limited liability) in the State of Illinois and any other jurisdiction in which the Company may elect to do business or own property.

         Section 7.3 Restrictions on Managing Member's Authority. The Managing Member may not, without the written consent of all of the Members, take any action in contravention of this Agreement, including, without limitation:

         (a) take any action that would make it impossible to carry on the ordinary business of the Company, except as otherwise provided in Section 7.1(a)(3) or expressly provided elsewhere in this Agreement;

         (b) possess Company property, or assign any rights in specific Company property, for other than a Company purpose except as otherwise provided in this Agreement;

         (c) admit a Person as a Member, except as otherwise provided in this Agreement;

         (d) sell the Hotel except as provided in Section 7.12; or

         (e) repay all or any portion of the debt required to be maintained pursuant to and except as provided in Section 7.13.

         Section 7.4 Responsibility for Expenses.

         (a) No Compensation. Except as provided in this Section 7.4 and elsewhere in this Agreement (including the provisions of Articles V and VI regarding distributions, payments, and allocations to which it may be entitled), the Managing Member shall not be compensated for its services as Managing Member of the Company.

         (b) Responsibility for Ownership and Operation Expenses. The Company shall be responsible for and shall pay all expenses relating to the Company's ownership of its assets, and the operation of, or for the benefit of, the Company, and the Managing Member shall be reimbursed on a monthly basis, or such other basis as the Managing Member may determine in its sole and absolute discretion, for all expenses it incurs relating to the Company's ownership of its assets and the operation of, or for the benefit of, the Company; provided, that the amount of any such reimbursement shall be reduced by any interest earned by the Managing Member with respect to bank accounts or other instruments held by it as permitted in Section 7.5. Such reimbursements shall be in addition to any reimbursement to the Managing Member as a result of indemnification pursuant to Section 7.7 hereof.

         Section 7.5 Outside Activities of the Managing Member. Nothing herein contained shall prevent or prohibit the Managing Member or any employee or other Affiliate of the Managing Member from entering into, engaging in or conducting any other activity or performing for a fee any service including (without limiting the generality of the foregoing) engaging in any business dealing with real property of any type or location, including, without limitation, property of a type similar to those properties owned by the Company, its Subsidiaries or any other Person in which the Company has an equity investment; acting as a director, officer or employee of any corporation, as a trustee of any trust, as a general partner of any partnership, or as an administrative official of any other business entity; or receiving compensation for services to, or participating in profits derived from, the investments of any such corporation, trust, partnership or other entity, regardless of whether such activities are competitive with the Company, and nothing herein shall require the Managing Member or any employee or Affiliate thereof to offer any interest in such activities to the Company or any Member.

         Section 7.6 Contracts with Affiliates. Except as contemplated pursuant to Section 4.2, neither the Managing Member nor any of its Affiliates shall (i) sell, transfer or convey any property to, or purchase any property from, the Company, directly or indirectly, or (ii) enter into any agreement for the provision of services to the Company, except, in both such cases, pursuant to transactions or agreements that are on terms that are fair and reasonable to the Company and on terms no less favorable to the Company than those which could be obtained from unaffiliated third parties. In entering into such transactions with Affiliates the Managing Member shall not allocate expenses and similar items disproportionately between the Managing Member and the Company. Notwithstanding the foregoing, the Managing Member shall cause wholly-owned subsidiary SHC Santa Monica Beach Hotel III, L.L.C. to enter into a Lease Agreement with DTRS Santa Monica, L.L.C. pursuant to which the Company shall lease the Hotel to DTRS Santa Monica, L.L.C. and the parties hereto agree that the terms of such [Lease Agreement] are fair and reasonable to the Company.

         Section 7.7 Indemnification.

         (a) General. The Company shall indemnify each Indemnitee from and against any and all losses, claims, damages, liabilities, joint or several, expenses (including legal fees and expenses), judgments, fines, settlements, and other amounts arising from any and all claims, demands, actions, suits or proceedings, civil, criminal, administrative or investigative, that relate to the Company in which any Indemnitee may be involved, or is threatened to be involved, as a party or otherwise, unless it is established that: (i) the act or omission of the Indemnitee was material to the matter giving rise to the proceeding and either was committed in bad faith or was the result of active and deliberate dishonesty; (ii) the Indemnitee actually received an improper personal benefit in money, property or services; or (iii) in the case of any criminal proceeding, the Indemnitee had reasonable cause to believe that the act or omission was unlawful. The termination of any proceeding by judgment, order or settlement does not create a presumption that the Indemnitee did not meet the requisite standard of conduct set forth in this Section 7.7(a). The termination of any proceeding by conviction or upon a plea of nolo contendere or its equivalent, or an entry of an order of probation prior to judgment, creates a rebuttable presumption that the Indemnitee acted in a manner contrary to that specified in this Section 7.7(a). Any indemnification pursuant to this Section
7.7 shall be made only out of the assets of the Company.

         (b) In Advance of Final Disposition. Reasonable expenses incurred by an Indemnitee who is a party to a proceeding may be paid or reimbursed by the Company in advance of the final disposition of the proceeding upon receipt by the Company of (i) a written affirmation by the Indemnitee of the Indemnitee's good faith belief that the standard of conduct necessary for indemnification by the Company as authorized in this Section 7.7 has been met and (ii) a written undertaking by or on behalf of the Indemnitee to repay the amount if it shall ultimately be determined that the standard of conduct has not been met.

         (c) Other Than by This Section. The indemnification provided by this
Section 7.7 shall be in addition to any other rights to which an Indemnitee or any other Person may be entitled under any agreement, pursuant to any vote of the Members, as a matter of law or otherwise, and shall continue as to an Indemnitee who has ceased to serve in such capacity.

         (d) Insurance. The Company may purchase and maintain insurance, on behalf of the Indemnitees and such other Persons as the Managing Member shall determine, against any liability that may be asserted against or expenses that may be incurred by such Person in connection with the Company's activities, regardless of whether the Company would have the power to indemnify such Person against such liability under the provisions of this Agreement; provided, that in maintaining such insurance, the Company shall be allocated the cost thereof on a fair and equitable basis as determined by the Managing Member.

         (e) No Personal Liability for Members. In no event may an Indemnitee subject the Members to personal liability by reason of the indemnification provisions set forth in this Agreement.

         (f) Interested Transactions. An Indemnitee shall not be denied indemnification in whole or in part under this Section 7.7 because the Indemnitee had an interest in the transaction with respect to which the indemnification applies if the transaction was otherwise permitted by the terms of this Agreement.

         (g) Binding Effect. The provisions of this Section 7.7 are for the benefit of the Indemnitees, their heirs, successors, assigns and administrators and shall not be deemed to create any fights for the benefit of any other Persons.

         Section 7.8 Liability of the Managing Member.

         (a) General. Notwithstanding anything to the contrary set forth in this Agreement, the Managing Member shall not be liable for monetary damages to the Company, any other Members or any Assignees for losses sustained or liabilities incurred as a result of errors in judgment or of any act or omission if the Managing Member acted in good faith; provided, however, that the Managing Member shall be so liable to the Company for losses sustained or liabilities incurred as a result of the Managing Member's gross negligence, fraud or willful misconduct.

         (b) No Obligation to Consider Interests of Members. The Members expressly acknowledge that the Managing Member is acting on behalf of the Company and the Managing Member collectively, that, except as provided in
Section 7.1(e), the Managing Member is under no obligation to consider the separate interests of the other Members (including, without limitation, the tax consequences to such Members or Assignees) in deciding whether to cause the Company to take (or decline to take) any actions which the Managing Member has undertaken in good faith on behalf of the Company, and that the Managing Member shall not be liable for monetary damages for losses sustained, liabilities incurred, or benefits not derived by Members in connection with such decisions, provided that the Managing Member has acted in good faith and in accordance with
Section 7.1(e).

         (c) Acts of Agents. Subject to its obligations and duties as Managing Member set forth in Section 7.1(a) hereof, the Managing Member may exercise any of the powers granted to it by this Agreement and perform any of the duties imposed upon it hereunder either directly or by or through its agents. The Managing Member shall not be responsible for any misconduct or negligence on the part of any such agent appointed by it in good faith and with reasonable diligence.

         (d) Effect of Amendment. Any amendment, modification or repeal of this
Section 7.8 or any provision hereof shall be prospective only and shall not in any way affect the limitations on the Managing Member's liability to the Company and the Members under this Section 7.8 as in effect immediately prior to such amendment, modification or repeal with respect to claims arising from or relating to matters occurring, in whole or in part, prior to such amendment, modification or repeal, regardless of when such claims may arise or be asserted.

         Section 7.9 Other Matters Concerning the Managing Member.

         (a) Reliance on Documents. The Managing Member may rely and shall be protected in acting or refraining from acting upon any resolution, certificate, statement, instrument, opinion, report, notice, request, consent, order, bond, debenture, or other paper or document believed by it to be genuine and to have been signed or presented by the proper party or parties.

         (b) Reliance on Consultants and Advisers. The Managing Member may consult with legal counsel, accountants, appraisers, management consultants, investment bankers and other consultants and advisers selected by it, and any act taken or omitted to be taken in reliance upon and in accordance with the opinion of such Persons as to matters which such Managing Member reasonably believes to be within such Person's professional or expert competence shall be conclusively presumed to have been done or omitted in good faith and in accordance with such opinion.

         (c) Action Through Officers and Attorneys. The Managing Member shall have the right, in respect of any of its powers or obligations hereunder, to act through any of its duly authorized officers and a duly appointed attorney or attorneys-in-fact. Each such attorney shall, to the extent provided by the Managing Member in the power of attorney, have full power and authority to do and perform all and every act and duty which is permitted or required to be done by the Managing Member hereunder.

         (d) Action Related to Maintaining REIT Status. Notwithstanding any other provisions of this Agreement or any non-mandatory provision of the Act, any action of the Managing Member on behalf of the Company or any decision of the Managing Member to refrain from acting on behalf of the Company, undertaken in the good faith belief that such action or omission is necessary or advisable in order (i) to protect the ability of SHCI, for so long as SHCI has determined to qualify as a REIT, to continue to qualify as a REIT or (ii) to avoid SHCI incurring any taxes under Section 857 or Section 4981 of the Code, is expressly authorized under this Agreement and is deemed approved by all of the Members.

         Section 7.10 Title to Company Assets. Title to Company assets, whether real, personal or mixed and whether tangible or intangible, shall be deemed to be owned by the Company as an entity, and no Member, individually or collectively, shall have any ownership interest in such Company assets or any portion thereof. Title to any or all of the Company assets may be held in the name of the Company, the Managing Member or one or more nominees, as the Managing Member may determine, including Affiliates of the Managing Member. The Managing Member hereby declares and warrants that any Company assets for which legal title is held in the name of the Managing Member or any nominee or Affiliate of the Managing Member shall be held by the Managing Member for the use and benefit of the Company in accordance with the provisions of this Agreement; provided, however, that the Managing Member shall use its best efforts to cause beneficial and record title to such assets to be vested in the Company as soon as reasonably practicable. All Company assets shall be recorded as the property of the Company in its books and records, irrespective of the name in which legal title to such Company assets is held.

         Section 7.11 Reliance by Third Parties. Notwithstanding anything to the contrary in this Agreement, any Person dealing with the Company shall be entitled to assume that the Managing Member has full power and authority to encumber, sell or otherwise use in any manner any and all assets of the Company (including, without limitation, in connection with any pledge of Company assets to secure a loan or other financing to the Managing Member as provided by
Section 7.1(a)(3)) and to enter into any contracts on behalf of the Company, and such Person shall be entitled to deal with the Managing Member as if it were the Company's sole party in interest, both legally and beneficially. Each Member hereby waives any and all defenses or other remedies which may be available against such Person to contest, negate or disaffirm any action of the Managing Member in connection with any such dealing. In no event shall any Person dealing with the Managing Member or its representatives be obligated to ascertain that the terms of this Agreement have been complied with or to inquire into the necessity or expedience of any act or action of the Managing Member or its representatives. Each and every certificate, document or other instrument executed on behalf of the Company by the Managing Member or its representatives shall be conclusive evidence in favor of any and every Person relying thereon or claiming thereunder that (a) at the time of the execution and delivery of such certificate, document or instrument, this Agreement was in full force and effect, (b) the Person executing and delivering such certificate, document or instrument was duly authorized and empowered to do so for and on behalf of the Company and (c) such certificate, document or instrument was duly executed and delivered in accordance with the terms and provisions of this Agreement and is binding upon the Company.

         Section 7.12 Limitations on Transfers of Properties. Managing Member shall not sell all of the assets of the Company voluntarily or involuntarily by way of foreclosure or otherwise except by way of a Section 1031 exchange resulting in no gain or recognition to the Company during the Protection Period.

         Section 7.13 Retained Debt. The Partnership shall maintain debt to which the Hotel is subject on the date of acquisition or replace such debt in an amount no less than $60 million from the existing lenders or Managing Member's existing lenders or such other lenders as Managing Member may elect. Any such debt shall be guaranteed by Managing Member, and provided Associates meets the necessary requirements for allocation of such debt pursuant to Section 752 of the Code, which Associates shall be permitted to do in any manner as determined by Associates, including without limitation providing a guaranty for all or any part of such debt (such portion to be determined by Associates), or indemnifying the Managing Member with respect to its guaranty of the debt (or a portion thereof at the election of Associates) during the Protection Period the debt shall be allocated to Associates for all purposes pursuant to Section 752 of the Code or any successor provision of the Code, and the amount of the debt to be guaranteed or indemnified shall not be prepaid (unless replaced) during the Protection Period. Alternatively, Associates, at its option, may agree to restore a negative balance existing in its Capital Account at any time.

                                  ARTICLE VIII
                 RIGHTS AND OBLIGATIONS OF NON-MANAGING MEMBERS

         Section 8.1 Management of Business. Except as otherwise expressly provided in this Agreement, no Member or Assignee (other than the Managing Member, any of its Affiliates or any officer, director, employee, partner, agent or trustee of the Managing Member, the Company or any of their Affiliates, in their capacity as such) shall take part in the operation, management or control (within the meaning of the Act) of the Company's business, transact any business in the Company's name or have the power to sign documents for or otherwise bind the Company. The transaction of any such business by the Managing Member, any of its Affiliates or any officer, director, employee, partner, agent or trustee of the Managing Member, the Company or any of their Affiliates, in their capacity as such, shall not affect, impair or eliminate the limitations on the liability of the Members or Assignees in their capacities as such under this Agreement.

         Section 8.2 Outside Activities of Members. Subject to any agreements entered into by a Member or its Affiliates with the Managing Member, the Company or a Subsidiary, the following rights shall govern outside activities of
Members: (a) any Member (other than the Managing Member) and any officer, director, employee, agent, trustee, Affiliate, partner, beneficiary or shareholder of any such Member shall be entitled to and may have business interests and engage in business activities in addition to those relating to the Company, including business interests and activities in direct competition with the Company, the Managing Member or their Affiliates; (b) neither the Company nor any Members shall have any rights by virtue of this Agreement in any business ventures of any Member or Assignee; (c) none of the Members nor any other Person shall have any rights by virtue of this Agreement or the Company relationship established hereby in any business ventures of any other Person, and such Person shall have no obligation pursuant to this Agreement to offer any interest in any such business ventures to the Company, any Member or any such other Person, even if such opportunity is of a character which, if presented to the Company, any Member or such other Person, could be taken by such Person; (d) the fact that a Member may encounter opportunities to purchase, otherwise acquire, lease, sell or otherwise dispose of real or personal property and may take advantage of such opportunities himself or introduce such opportunities to entities in which it has or has not any interest shall not subject such Member to liability to the Company or any of the other Members on account of the lost opportunity; and (e) except as otherwise specifically provided herein, nothing contained in this Agreement shall be deemed to prohibit a Member or any Affiliate of a Member from dealing, or otherwise engaging in business, with Persons transacting business with the Company or from providing services relating to the purchase, sale, rental, management or operation of real or personal property (including real estate brokerage services) and receiving compensation therefor, from any Persons who have transacted business with the Company or other third parties.

         Section 8.3 Priority Among Members. Except as expressly provided in this Agreement (including the Exhibits hereto), no Member or Assignee shall have priority over any other Member or Assignee either as to the return of Capital Contributions or, except to the extent provided by Sections 6.2 or 6.3 hereof, or otherwise expressly provided in this Agreement, as to profits, losses or distributions.

         Section 8.4 Rights of Members Relating to the Company.

         (a) Copies of Business Records. In addition to other rights provided by this Agreement or by the Act, and except as limited by Section 8.4(c) hereof, each Member shall be provided the following without demand, except as otherwise provided below, at the Company's expense:

                  (1) promptly after becoming available, a copy of the most recent annual, quarterly and current reports and proxy statements filed with the Securities and Exchange Commission, if any, by SHCI pursuant to the Securities Exchange Act of 1934, if any;

                  (2) promptly after becoming available, a copy of the Company's federal, state and local income tax returns for each Fiscal Year;

                  (3) upon demand and for a purpose reasonably related to such Member's interest as a Member in the Company, a current list of the name and last known business, residence or mailing address of each Member;

                  (4) a copy of this Agreement and the Articles of Organization and all amendments hereto and thereto, together with executed copies of all powers of attorney pursuant to which this Agreement, the Articles of Organization and all amendments hereto and thereto have been executed; and

                  (5) upon demand, true and full information regarding the amount of cash and a description and statement of any other property or services contributed by each Member and which each Member has agreed to contribute in the future, and the date on which each became a Member.

         (b) Notification of Changes in Unit Adjustment Factor. The Company shall notify each Member in writing of any change made to the Unit Adjustment Factor within 10 Business Days of the date such change becomes effective.

         (c) Confidential Information. Notwithstanding any other provision of this Section 8.4, the Managing Member may keep confidential from the other Members, for such period of time as the Managing Member determines in its reasonable discretion to be reasonable, any information relating to the Managing Member or the conduct of its business that the Managing Member believes, in its good faith judgment, the disclosure of which information would adversely affect a material financing, acquisition, disposition of assets or securities or other comparable transaction to which the Managing Member is a party. Nothing contained in this Section 8.4(c) shall permit the Managing Member to keep confidential from the Members any information relating to the Company or its business or that would reasonably have a material adverse effect on the value of the Company's assets.

         Section 8.5 ERISA Matters. Each of the Members hereby covenants that it will conduct its operations and limit its ownership such that such party will not be deemed to hold "plan assets" within the meaning of 29 C.F.R. ss. 2510.3-101 or otherwise under the Employee Retirement Income Security Act of 1974, as amended ("ERISA").

                                   ARTICLE IX
                     BOOKS, RECORDS, ACCOUNTING AND REPORTS

         Section 9.1 Records and Accounting. The Managing Member shall keep or cause to be kept at the principal office of the Company appropriate books and records with respect to the Company's business, including, without limitation, all books and records necessary to provide to the Members any information, lists and copies of documents required to be provided pursuant to Sections 8.4 or 9.3 hereof. Any records maintained by or on behalf of the Company in the regular course of its business may be kept on, or be in the form of, magnetic tape, photographs, micrographics or any other information storage device; provided, that the records so maintained are convertible into clearly legible written form within a reasonable period of time. The books of the Company shall be maintained for financial purposes on an accrual basis in accordance with generally accepted accounting principles and for tax reporting purposes on the accrual basis.

         Section 9.2 Fiscal Year. The fiscal year of the Company shall be the calendar year.

         Section 9.3 Reports.

         (a) Annual Reports. As soon as practicable, but in no event later than the date when mailed to the shareholders of SHCI, the Managing Member shall cause to be mailed to each Member as of the close of the Fiscal Year, an annual report containing financial statements of the Company, or of SHCI if such financial statements are prepared solely on a consolidated basis with SHCI for such Fiscal Year, presented in accordance with generally accepted accounting principles consistently applied, the financial statements of SHCI to be audited by a nationally recognized firm of independent public accountants selected by SHCI.

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

         (b) Quarterly Reports. As soon as practicable, but in no event later than the date when mailed to the shareholders of SHCI, the Managing Member shall cause to be mailed to each Member as of the last day of the calendar quarter (except the last calendar quarter of each year), a report containing unaudited financial statements of the Company or of SHCI, if such statements are prepared solely on a consolidated basis with SHCI, and such other information as may be required by applicable law or regulation, or as the Managing Member determines to be appropriate, including such other tax information reasonably requested.

                                    ARTICLE X
                                   TAX MATTERS

         Section 10.1 Preparation of Tax Returns. The Managing Member shall arrange for the preparation and timely filing of all returns of Company income, gains, deductions, losses and other items required of the Company for federal and state income tax purposes and shall use all reasonable efforts to furnish, within 90 days of the close of each taxable year, the tax information reasonably required by Members for federal and state income tax reporting purposes and a copy of the Company's tax return.

         Section 10.2 Tax Elections. Except as otherwise provided herein, the Managing Member shall, in its reasonable discretion, determine whether to make any available election pursuant to the Code based upon the Managing Member's determination as to whether such election is in the best interests of the Members; provided, however, that the Managing Member shall make the election under Section 754 of the Code in accordance with applicable regulations thereunder and shall do so if so requested by a Member or if the Managing Member determines such election to be in its interests. The Managing Member shall have the right to seek to revoke any such election upon the Managing Member's determination that such revocation is in the best interests of the Members but in no event in the first taxable year.

         Section 10.3 Tax Matters Member.

         (a) General. The Managing Member shall be the "tax matters Member" of the Company for federal income tax purposes. Pursuant to Section 6223(c) of the Code, upon receipt of notice from the IRS of the beginning of an administrative proceeding with respect to the Company, the tax matters Member shall provide the Members notice of such receipt, and shall furnish the IRS with the name, address and profit interest of each of the Members; provided, however, that such information is provided to the Company by the Members.

         (b) Powers. The tax matters Member is authorized upon prior written consent of the Members, but not required:

                  (1) to enter into any settlement with the IRS with respect to any administrative or judicial proceedings for the adjustment of Company items required to be taken into account by a Member for income tax purposes (such administrative proceedings being referred to as a "tax audit" and such judicial proceedings being referred to as "judicial review"), and in the settlement agreement the tax matters Member may expressly state that such agreement shall bind all Members, except that such settlement agreement shall not bind any Member (i) who (within the time prescribed pursuant to the Code and Regulations) files a statement with the IRS providing that the tax matters Member shall not have the authority to enter into a settlement agreement on behalf of such Member or (ii) who is a "notice Member" (as defined in Section 6231 of the Code) or a member of a "notice group" (as defined in
         Section 6223(b)(2) of the Code), and, to the extent provided by law, the Managing Member shall cause each Member to be designated a notice Member;

                  (2) in the event that a notice of a final administrative adjustment at the Company level of any item required to be taken into account by a Member for tax purposes (a "final adjustment") is mailed or otherwise given to the tax matters Member, to seek judicial review of such final adjustment, including the filing of a petition for readjustment with the Tax Court or the United States Claims Court, or the filing of a complaint for refund with the District Court of the United States for the district in which the Company's principal place of business is located;

                  (3) to intervene in any action brought by any other Member for judicial review of a final adjustment;

                  (4) to file a request for an administrative adjustment with the IRS at any time and, if any part of such request is not allowed by the IRS, to file an appropriate pleading (petition, complaint or other document) for judicial review with respect to such request;

                  (5) to enter into an agreement with the IRS to extend the period for assessing any tax which is attributable to any item required to be taken into account by a Member for tax purposes, or an item affected by such item; and

                  (6) to take any other action on behalf of the Members of the Company in connection with any tax audit or judicial review proceeding to the extent permitted by applicable law or regulations.

         The taking of any action and the incurring of any expense by the tax matters Member in connection with any such proceeding, except to the extent required by law, is a matter in the sole and absolute discretion of the tax matters Member, and the provisions relating to indemnification of the Managing Member set forth in Section 7.7 of this Agreement shall be fully applicable to the tax matters Member in its capacity as such.

         (c) Tax Returns. The tax matters Member shall, upon the request of any Member, provide such Member with copies of any tax returns, elections, or any returns or documents to be filed with the IRS at least ten business days prior to the date such filing is required.

         (d) Reimbursement. The tax matters Member shall receive no compensation for its services. All third-party costs and expenses incurred by the tax matters Member in performing its duties as such (including legal and accounting fees) shall be borne by the Company. Nothing herein shall be construed to restrict the Company from engaging an accounting firm and a law firm to assist the tax matters Member in discharging his duties hereunder, so long as the compensation paid by the Company for such services is reasonable.

         Section 10.4 Organizational Expenses. The Company shall elect to deduct expenses, if any, incurred by it in organizing the Company ratably over a 60 month period as provided in Section 709 of the Code.

         Section 10.5 Withholding. Each Member hereby authorizes the Company to withhold from or pay on behalf of or with respect to such Member any amount of federal, state, local, or foreign taxes that the Company is required to withhold or pay with respect to any amount distributable or allocable to such Member pursuant to this Agreement, including, without limitation, any taxes required to be withheld or paid by the Company pursuant to Section 1441, 1442, 1445, or 1446 of the Code. Any such amount paid on behalf of or with respect to a Member shall constitute a loan by the Company to such Member, which loan shall be repaid by such Member within 15 days after notice from the Managing Member that such payment must be made unless (a) the Company withholds such payment from a distribution which would otherwise be made to the Member or (b) the Managing Member determines, in its sole and absolute discretion, that such payment may be satisfied out of the available funds of the Company which would, but for such payment, be distributed to the Member. Any amounts withheld pursuant to the foregoing clauses (a) or (b) shall be treated as having been distributed to such Member and shall be promptly paid, solely out of funds of the Company, by the Managing Member to the appropriate taxing authority. Each Member hereby unconditionally and irrevocably grants to the Company a security interest in such Member's Company Interest to secure such Member's obligation to pay to the Company any amounts required to be paid pursuant to this Section 10.5. In the event that a Member fails to pay any amounts owed to the Company pursuant to this Section 10.5 when due, the Managing Member may, in its sole and absolute discretion, elect to make the payment to the Company on behalf of such defaulting Member, and in such event shall be deemed to have loaned such amount to such defaulting Member and shall succeed to all rights and remedies of the Company as against such defaulting Member (including, without limitation, the right to receive distributions). Any amounts payable by a Member hereunder shall bear interest at the base rate on corporate loans at large United States money center commercial banks, as published from time to time in the Wall Street Journal, plus two percentage points (but not higher than the maximum lawful rate) from the date such amount is due (i.e., 15 days after demand) until such amount is paid in full. Each Member shall take such actions as the Company or the Managing Member shall request in order to perfect or enforce the security interest created hereunder.

                                   ARTICLE XI
                            TRANSFERS AND WITHDRAWALS

         Section 11.1 Transfer.

         (a) Definition. The term "transfer," when used in this Article XI with respect to a Member Unit, shall be deemed to refer to a transaction by which the Managing Member purports to assign its Managing Member Interest to another Person or by which a Member purports to assign its Member Interest to another Person, and includes a sale, assignment, gift, pledge, encumbrance, hypothecation, mortgage, exchange or any other disposition by law or otherwise. The term "transfer" when used in this Article XI does not include any sale, redemption or exchange of Member Units by a Member pursuant to Section 4.2.

         (b) Requirements. No Member Interest shall be transferred, in whole or in part, except in accordance with the terms and conditions set forth in this
Article XI. Any transfer or purported transfer of a Member Interest not made in accordance with this Article XI shall be null and void.

         Section 11.2 Transfer of Managing Member's Interest.

         (a) General. The Managing Member may not transfer any of its Managing Member Interest (other than any transfer to a wholly owned subsidiary of SHCI or of the Managing Member) or withdraw as Managing Member (other than pursuant to a permitted transfer), other than in connection with a transaction described in
Section 11.2(b). Any transfer or purported transfer of the Managing Member's Member Interest not made in accordance with this Section 11.2 shall be null and void. Notwithstanding any permitted transfer of its Managing Member Interest or withdrawal as Managing Member hereunder (other than in connection with a transaction described in Section 11.2(b)), the Managing Member shall remain subject to Sections 4.2, 7.7 and 7.8 of this Agreement unless such transferee Managing Member provides substantially similar rights to the other Members and the other Members expressly approve such rights in writing. Nothing contained in this Section 11.2(a) shall entitle the Managing Member to withdraw as Managing Member unless a successor Managing Member has been appointed and approved by the other Members.

         (b) Transfer in Connection With Reclassification, Recapitalization, or Business Combination Involving Company. Until the expiration of the Protection Period, Company shall not engage in any merger, consolidation or other business combination with or into another Person or sale of all or substantially all of its assets, or any reclassification, or recapitalization or as a result of a subdivision or combination as described in the definition of Unit Adjustment Factor) ("Transaction"), unless (i) as a result of the Transaction each Member thereafter remains entitled to redeem each Class A Unit owned by such Member (after application of the Unit Adjustment Factor) for an amount of cash, securities and/or other property equal to the greatest amount of cash, securities and/or other property paid to a holder of one Member Unit in consideration of one Member Unit at any time during the period from and after the date on which the Transaction is consummated which a Member would have received after such Transaction, as if the Member had exercised its Contribution Right immediately prior to the Transaction and the Managing Member elected to pay the OP Units Amount, provided that if, in connection with the Transaction, a purchase, tender or exchange offer shall have been made to and accepted by the holders of more than 50 percent of the outstanding Member Units, the holders of Class A Units shall receive the greatest amount of cash, securities and/or other property which a Member would have received had it exercised the Contribution Right and received OP Units in exchange for its Class A Units immediately prior to the expiration of such purchase, tender or exchange offer, and (ii) unless under the terms of the Transaction, Members will not be obligated to engage in a taxable sale or exchange of their Member Units under the Code.

         Section 11.3 Non-Managing Members' Rights to Transfer.

         (a) General. Subject to the provisions of any agreement restricting the transfer of Member Units owned by Members, Member Interests owned by Members other than the Managing Member may be freely transferred, including as a result of a distribution by Santa Monica Hotel Associates, LLC of Class A Units to its members. In order to effect any transfer under this Section 11.3, the transferring Member must deliver to the Managing Member a duly executed copy of the instrument making such transfer and such instrument must evidence the written acceptance by the assignee of all of the terms and conditions of this Agreement and represent that such assignment was made in accordance with all applicable laws and regulations.

         (b) Incapacitated Members. If a Member is subject to Incapacity, the executor, administrator, trustee, committee, guardian, conservator or receiver of such Member's estate shall have all the rights of a Member, but not more rights than those enjoyed by other Members for the purpose of settling or managing the estate and such power as the Incapacitated Member possessed to transfer all or any part of his or its interest in the Company. The Incapacity of a Member, in and of itself, shall not dissolve or terminate the Company.

         (c) Transfers Resulting in Corporation Status; Transfers Through Established Securities or Secondary Markets. Regardless of whether the Managing Member is required to provide or has provided its consent under Section 11.2 or
Section 11.3(a), no transfer by a Member of its Member Units (or any economic or other interest, right or attribute therein) may be made to any person if legal counsel for the Company renders an opinion letter that would result in the Company being treated as an association taxable as a corporation. Notwithstanding the foregoing, no admission (or purported admission) of a Member, and no transfer (or purported transfer) of all or any part of a Member's Units (or any economic interest therein) in the Company, whether to another Member or to a person who is not a Member, shall be effective, and any such admission or transfer (or purported admission or transfer) shall be void ab initio, and no Person shall otherwise become a Member if (i) at the time of such admission or transfer (or purported admission or transfer) any Units are traded on an established securities market or readily tradeable on a secondary market or the substantial equivalent thereof or (ii) after such admission or transfer (or purported admission or transfer) the Company would have more than 100 Members and the interests in the Company have been issued in a transaction or transactions that were not required to be registered under the Securities Act, and to the extent such offerings or sales were not required to be registered under the Securities Act by reason of Regulation S (17 CFR 230.901 through
230.904 or any successor thereto) such offerings or sales would not have been required to be registered under the Securities Act if the interests so offered or sold had been offered and sold within the United States. For purposes of clause (i) of the preceding sentence, an established securities market is a national securities exchange that is either registered under Section 6 of the Exchange Act or exempt from registration because of the limited volume of transactions, a foreign securities exchange that, under the law of the jurisdiction where it is organized, satisfies regulatory requirements that are analogous to the regulatory requirements of the Exchange Act, a regional or local exchange, or an interdealer quotation system that regularly disseminates firm buy or sell quotations by identified brokers or dealers by electronic means or otherwise. For purposes of such clause (i), Units are readily tradeable on a secondary market or the substantial equivalent thereof if (i) Units (or interests therein) are regularly quoted by any person, such as a broker or dealer, making a market in the interests; (ii) any person regularly makes available to the public (including customers or subscribers) bid or offer quotes with respect to Units (or interests therein) and stands ready to effect buy or sell transactions at the quoted prices for itself or on behalf of others; (iii) the holder of Units has a readily available, regular, and ongoing opportunity to sell or exchange the Units (or interests therein) through a public means of obtaining or providing information of offers to buy, sell, or exchange such interests; or (iv) prospective buyers and sellers otherwise have the opportunity to buy, sell, or exchange Units (or interests therein) in a time frame and with the regularity and continuity that is comparable to that described in clauses
(i), (ii) and (iii) of this sentence. For purposes of determining whether the Company will have more than 100 Members, each Person indirectly owning an interest in the Company through a partnership (including any entity treated as a partnership for federal income tax purposes), a grantor trust or an S corporation (each such entity a "flow-through entity") shall be treated as a Member unless the Managing Member determines in its sole discretion, after consulting with qualified tax counsel, that less than substantially all of the value of the beneficial owner's interest in the flow-through entity is attributable to the flow-through entity's interest (direct or indirect) in the Company.

         (d) Transfers to Holders of Nonrecourse Liabilities. Regardless of whether the Managing Member is required to provide or has provided its consent under Section 11.2(a) or Section 11.3(a), no transfer of any Units may be made to a lender to the Company or any Person who is related (within the meaning of Section 1.752-4(b) of the Regulations) to any lender to the Company whose loan constitutes a Nonrecourse Liability without the consent of the Managing Member, in its sole and absolute discretion or without the consent of a Member who has guaranteed the debt or indemnified Managing Member pursuant to Section 7.13.

         (e) Transfers Causing Termination. Regardless of whether the Managing Member is required to provide or has provided its consent under Section 11.3(a), no transfer of any Units by any non-Managing Member shall be effective if such transfer would, in the opinion of counsel for the Company, result in the termination of the Company for federal income tax purposes, in which event such transfer shall be made effective as of the first fiscal quarter in which such termination would not occur, if the Member making such transfer continues to desire to effect the transfer. The foregoing sentence shall only apply if the Managing Member reasonably determines that such termination will have a material adverse effect on the Company or any Member.

         Section 11.4 Substituted Members.

         (a) Consent of Managing Member Required. A Member shall have the right to substitute a transferee as a Member in his place but only if such transferee is a permitted transferee under Section 11.3, in which event such substitution shall occur if the Member so provides. With respect to any other transfers, the Managing Member shall, however, have the right to consent to the admission of a transferee of the interest of a Member pursuant to this Section 11.4 as a Substituted Member, which consent may be given or withheld by the Managing Member in its sole and absolute discretion. The Managing Member's failure or refusal to permit a transferee of any such interests to become a Substituted Member shall not give rise to any cause of action against the Company or any Member.

         (b) Rights and Duties of Substituted Members. A transferee who has been admitted as a Substituted Member in accordance with this Article XI shall have all the rights and powers and be subject to all the restrictions and liabilities of a Member under this Agreement.

         (c) Amendment of Exhibit A. Upon the admission of a Substituted Member, the Managing Member shall amend Exhibit A to reflect the name, address, number of Units, and Percentage Interest of such Substituted Member and to eliminate or adjust if necessary, the name, address and interest of the predecessor of such Substituted Member.

         Section 11.5 Assignees. If a transferee under Section 11.4(a) is not a Substituted Member, such transferee shall be considered an Assignee for purposes of this Agreement. An Assignee shall be entitled to all the rights of an assignee of a membership interest under the Act, including the right to exchange Class A Units for OP Units under Section 4.2(c), the right to receive distributions from the Company and the share of Net Income, Net Losses, gain, loss and Recapture Income attributable to the Units assigned to such transferee, but shall not be deemed to be a holder of Units for any other purpose under this Agreement, and shall not be entitled to vote such Units in any matter presented to the Members for a vote (such Units being deemed to have been voted on such matter in the same proportion as all Units held by Members are voted). In the event any such transferee desires to make a further assignment of any such Units, such transferee shall be subject to all the provisions of this Article XI to the same extent and in the same manner as any Member desiring to make an assignment of Units.

         Section 11.6 General Provisions.

         (a) Withdrawal of Member. No Member may withdraw from the Company other than as a result of a permitted transfer of all of such Member's Units in accordance with this Article XI or pursuant to the sale, redemption or exchange of all of its Units under Section 4.2.

         (b) Transfer of All Units by Member. Any Member who shall transfer all of his Units in a transfer permitted pursuant to this Article XI or pursuant to the sale, redemption or exchange of all of its Units under Section 4.2 shall cease to be a Member.

         (c) Timing of Transfers. Transfers pursuant to this Article XI may only be made on the first day of a calendar month, unless the Managing Member otherwise agrees.

         (d) Allocation When Transfer Occurs. If any Member Interest is transferred during any quarterly segment of the Company's fiscal year in compliance with the provisions of this Article XI or sold, redeemed or exchanged pursuant to Section 4.2(c) or Section 4.2(d), Net Income, Net Losses, each item thereof and all other items attributable to such interest for such fiscal year shall be divided and allocated between the transferor Member and the transferee Member by taking into account their varying interests during the fiscal year in accordance with Section 706(d) of the Code, using the interim closing of the books method. Solely for purposes of making such allocations, each of such items for the calendar month in which the transfer or redemption occurs shall be allocated to the Person who is a Member as of midnight on the last day of said month. All distributions of Available Cash with respect to which the Company Record Date is before the date of such transfer or redemption shall be made to the transferor Member, and all distributions of Available Cash thereafter shall be made to the transferee Member.

                                  ARTICLE XII
                              ADMISSION OF MEMBERS

         Section 12.1 Admission of Successor Managing Member. A successor to all of the Managing Member's Managing Member Interest pursuant to Section 11.2 hereof who is proposed to be admitted as a successor Managing Member shall be admitted to the Company as the Managing Member, effective upon such transfer. Any such transferee shall carry on the business of the Company without dissolution. In each case, the admission shall be subject to the successor Managing Member executing and delivering to the Company an acceptance of all of the terms and conditions of this Agreement and such other documents or instruments as may be required to effect the admission.

         Section 12.2 Admission of Additional Members.

         (a) General. After the admission to the Company of the Members on the date hereof, a Person who makes a Capital Contribution to the Company in accordance with this Agreement shall be admitted to the Company as an Additional Member only with Member Consent (except as provided in Section 4.2(a) hereof) and upon furnishing to the Managing Member (i) evidence of acceptance in form satisfactory to the Managing Member of all of the terms and conditions of this Agreement, including, without limitation, the power of attorney granted in
Article XVI hereof and (ii) such other documents or instruments as may be required in the discretion of the Managing Member in order to effect such Person's admission as an Additional Member.

         (b) Consent of Managing Member Required. Notwithstanding anything to the contrary in this Section 12.2, no Person shall be admitted as an Additional Member without the consent of the Managing Member, which consent may be given or withheld in the Managing Member's sole and absolute discretion. The admission of any Person as an Additional Member shall become effective on the date upon which the name of such Person is recorded on the books and records of the Company following the consent of the Managing Member to such admission.

         Section 12.3 Amendment of Agreement and Articles of Organization. For the admission to the Company of any Member, the Managing Member shall take all steps necessary and appropriate under the Act to amend the records of the Company and, if necessary, to prepare as soon as practical an amendment of this Agreement (including an amendment of Exhibit A) and, if required by law, shall prepare and file an amendment to the Articles of Organization and may for this purpose exercise the power of attorney granted pursuant to Article XVI hereof.

                                  ARTICLE XIII
                           DISSOLUTION AND LIQUIDATION

         Section 13.1 Dissolution. The Company shall not be dissolved by the admission of Substituted Members or Additional Members or by the admission of a successor Managing Member in accordance with the terms of this Agreement. The Company shall dissolve, and its affairs shall be wound up, upon the first to occur of any of the following (each an "Event of Dissolution"):

         (a) Expiration of Term--the expiration of its term as provided in
Section 2.4 hereof;

         (b) Judicial Dissolution Decree--entry of a decree of judicial dissolution of the Company pursuant to the provisions of the Act;

         (c) Sale of Company's Assets--the sale or disposition of all or substantially all of the assets and properties of the Company (provided such sale shall not be permitted during the Protection Period).

         Section 13.2 Winding Up.

         (a) General. Upon the occurrence of an Event of Dissolution, the Company shall continue solely for the purposes of winding up its affairs in an orderly manner, liquidating its assets, and satisfying the claims of its creditors and Members. No Member shall take any action that is inconsistent with, or not necessary to or appropriate for, the winding up of the Company's business and affairs. The Managing Member (or, in the event there is no remaining Managing Member, any Person elected by Member Consent (the "Liquidator")) shall be responsible for overseeing the winding up and dissolution of the Company and shall take full account of the Company's liabilities and property and the Company property shall be liquidated as promptly as is consistent with obtaining the fair value thereof, and the proceeds therefrom shall be applied and distributed in the following order:

                  (1) First, to the payment and discharge of all of the Company's debts and liabilities to creditors other than the Members;

                  (2) Second, to the payment and discharge of all of the Company's debts and liabilities to the Members, pro rata in accordance with amounts owed to each such Member; and

                  (3) The balance, if any, to the Managing Member and Members in accordance with their Capital Accounts, after giving effect to all contributions, distributions, and allocations for all periods.

The Managing Member shall not receive any additional compensation for any services performed pursuant to this Article XIII.

         (b) Where Immediate Sale of Company's Assets Impractical. Notwithstanding the provisions of Section 13.2(a) hereof which require liquidation of the assets of the Company, but subject to the order of priorities set forth therein if prior to or upon dissolution of the Company the Liquidator determines that an immediate sale of part or all of the Company's assets would be impractical or would cause undue loss to the Members, the Liquidator may, in its sole and absolute discretion, defer for a reasonable time the liquidation of any assets except those necessary to satisfy liabilities of the Company (including to those Members as creditors) or, with the consent of all Members, distribute to the Members, in lieu of cash, as tenants in common and in accordance with the provisions of Section 13.2(a) hereof, undivided interests in such Company assets as the Liquidator deems not suitable for liquidation. Any such distributions in kind shall be made only if, in the good faith judgment of the Liquidator, such distributions in kind are in the best interest of the Members, and shall be subject to such conditions relating to the disposition and management of such properties as the Liquidator deems reasonable and equitable and to any agreements governing the operation of such properties at such time. The Liquidator shall determine the fair market value of any property distributed in kind using such reasonable method of valuation as it may adopt.

         Section 13.3 Compliance with Timing Requirements of Regulations; Allowance for Contingent or Unforeseen Liabilities or Obligations. Notwithstanding anything to the contrary in this Agreement, in the event the Company is "liquidated" within the meaning of Regulations Section 1.704-1(b)(2)(ii)(g), distributions shall be made pursuant to this Article XIII to the Managing Member and Members who have positive Capital Accounts in compliance with Regulations Section 1.704-1(b)(2)(ii)(b)(2) (including any timing requirements therein). In the discretion of the Managing Member, a pro rata portion of the distributions that would otherwise be made to the Members pursuant to this Article XIII may be: (i) distributed to a liquidating trust established for the benefit of the Members for the purposes of liquidating Company assets, collecting amounts owed to the Company, and paying any contingent or unforeseen liabilities or obligations of the Company or of the Managing Member arising out of or in connection with the Company (the assets of any such trust shall be distributed to the Members from time to time, in the reasonable discretion of the Managing Member, in the same proportions as the amount distributed to such trust by the Company would otherwise have been distributed to the Members pursuant to this Agreement); or (ii) withheld to provide a reasonable reserve for Company liabilities (contingent or otherwise) and to reflect the unrealized portion of any installment obligations owed to the Company; provided, that such withheld amounts shall be distributed to the Members as soon as practicable.

         Section 13.4 Deemed Distribution and Recontribution. Notwithstanding any other provision of this Article XIII (but subject to Section 13.2(b)), in the event the Company is liquidated within the meaning of Regulations Section 1.704-1(b)(2)(ii)(g) but no Event of Dissolution has occurred, the Company's property shall not be liquidated, the Company's liabilities shall not be paid or discharged, and the Company's affairs shall not be wound up. Instead, the Company shall be deemed to have distributed the Property in kind to the Members, who shall be deemed to have assumed and taken such property subject to all Company liabilities, all in accordance with their respective Capital Accounts. Immediately thereafter, the Members shall be deemed to have recontributed the Company property in kind to the Company, which shall be deemed to have assumed and taken such property subject to all such liabilities.

         Section 13.5 Rights of Members. Except as specifically provided in this Agreement, each Member shall look solely to the assets of the Company for the return of his Capital Contribution and shall have no right or power to demand or receive property other than cash from the Company. Except as specifically provided in this Agreement, no Member shall have priority over any other Member as to the return of his Capital Contributions, distributions, or allocations.

         Section 13.6 Notice of Dissolution. In the event an Event of Dissolution or an event occurs that would, but for provisions of Section 13.1, result in a dissolution of the Company, the Managing Member shall, within 30 days thereafter, provide written notice thereof to each of the Members and to all other parties with whom the Company regularly conducts business (as determined in the discretion of the Managing Member) and shall publish notice thereof in a newspaper of general circulation in each place in which the Company regularly conducts business (as determined in the discretion of the Managing Member).

         Section 13.7 Cancellation of Articles of Organization. Upon the completion of the liquidation of the Company as provided in Section 13.2 hereof, the Company shall be terminated and the Articles of Organization and all qualifications of the Company as a foreign entity in jurisdictions other than the State of Illinois shall be canceled and such other actions as may be necessary to terminate the Company shall be taken.

         Section 13.8 Reasonable Time for Winding-Up. A reasonable time shall be allowed for the orderly winding-up of the business and affairs of the Company and the liquidation of its assets pursuant to Section 13.2 hereof, in order to minimize any losses otherwise attendant upon such winding-up, and the provisions of this Agreement shall remain in effect between the Members during the period of liquidation.

                                  ARTICLE XIV
                        AMENDMENT OF AGREEMENT; MEETINGS

         Section 14.1 Amendments.

         (a) General. Amendments to this Agreement may be proposed by the Managing Member or by any Members holding 25 percent or more of the Percentage Interests. Following such proposal, if the Managing Member approves the Managing Member shall submit any proposed amendment to the other Members. The Managing Member shall seek the written vote of the Members on the proposed amendment or shall call a meeting to vote thereon and to transact any other business that it may deem appropriate. For purposes of obtaining a written vote, the Managing Member may require a response within a reasonable specified time, but not less than 15 days, and failure to respond in such time period shall constitute a vote which is consistent with the Managing Member's recommendation with respect to the proposal. Except as provided in Section 14.1(b), 14.1(c) or 14.1(d), a proposed amendment shall be adopted and be effective as an amendment hereto if it is approved by the Managing Member and it receives Member Consent.

         (b) Managing Member's Power to Amend. Notwithstanding Section 14.1(a), the Managing Member shall have the power, without the consent of the other Members, to amend this Agreement as may be required to facilitate or implement any of the following purposes:

                  (1) to add to the obligations of the Managing Member or surrender any right or power granted to the Managing Member or any Affiliate of the Managing Member for the benefit of the Members;

                  (2) to reflect the admission, substitution, termination, or withdrawal of Members in accordance with this Agreement;

                  (3) to reflect a change that is of an inconsequential nature and does not adversely affect the Members in any material respect, or to cure any ambiguity, correct or supplement any provision in this Agreement not inconsistent with law or with other provisions;

                  (4) to satisfy any requirements, conditions, or guidelines contained in any order, directive, opinion, ruling or regulation of a federal or state agency or contained in federal or state law;

                  (5) to reflect such changes as are reasonably necessary for SHCI to maintain its status as a REIT, including changes which may be necessitated due to a change in applicable law (or an authoritative interpretation thereof) or a ruling of the IRS; and

                  (6) to modify the manner in which Capital Accounts are computed as set forth in Section 4.4(e).

The Managing Member will provide 10 days' prior written notice to the Members when any action under this Section 14.1(b) is proposed to be taken.

         (c) Consent of Adversely Affected Member Required. Notwithstanding
Section 14.1(a) hereof, this Agreement shall not be amended without the consent of each Member adversely affected if such amendment would (i) modify the limited liability of a Member, (ii) alter rights of the Member to receive distributions pursuant to Articles V or XIII, or the allocations specified in Article VI (except as permitted pursuant to Section 4.2 hereof), (iii) alter or modify the Contribution Right as set forth in Section 4.2(c), and related definitions thereof, (v) cause the termination of the Company prior to the time set forth in Sections 2.4 or 13.1, or (vi) amend this Section 14.1(c), Section 5.4, Sections 7.1(e), 7.12 or 7.13. Further, no amendment may alter the restrictions on the Managing Member's authority set forth in Section 7.3 without the consent specified in that section.

         (d) When Consent of Member Interests Required. Notwithstanding Section 14.1(a) hereof, the Managing Member shall not amend Sections 7.6, or 11.2 without Member Consent and the Managing Member shall not amend Sections 7.3 or 14.1(c) or this Section 14.1(d) without the unanimous consent of the Members.

                                   ARTICLE XV
                               GENERAL PROVISIONS

         Section 15.1 Addresses and Notice. All notices and demands under this Agreement shall be in writing, and may be either delivered personally (which shall include deliveries by courier) by U.S. mail or a nationally recognized overnight courier, by telefax, telex or other wire transmission (with request for assurance of receipt in a manner appropriate with respect to communications of that type; provided, that a confirmation copy is concurrently sent by a nationally recognized express courier for overnight delivery) or mailed, postage prepaid, by certified or registered mail, return receipt requested, directed to the parties at their respective addresses set forth on Exhibit A attached hereto, as it may be amended from time to time, and, if to the Company, such notices and demands sent in the aforesaid manner must be delivered at its principal place of business set forth above. Unless delivered personally or by telefax, telex or other wire transmission as above (which shall be effective on the date of such delivery or transmission), any notice shall be deemed to have been made three (3) days following the date so mailed. Any party hereto may designate a different address to which notices and demands shall thereafter be directed by written notice given in the same manner and directed to the Company at its office hereinabove set forth.

         Section 15.2 Titles and Captions. All article or section titles or captions in this Agreement are for convenience only. They shall not be deemed part of this Agreement and in no way define, limit, extend or describe the scope or intent of any provisions hereof. Except as specifically provided otherwise, references to "Articles" and "Sections" are to Articles and Sections of this Agreement.

         Section 15.3 Pronouns and Plurals. Whenever the context may require, any pronoun used in this Agreement shall include the corresponding masculine, feminine or neuter forms, and the singular form of nouns, pronouns and verbs shall include the plural and vice versa.

         Section 15.4 Further Action. The parties shall execute and deliver all documents, provide all information and take or refrain from taking action as may be necessary or appropriate to achieve the purposes of this Agreement.

         Section 15.5 Binding Effect. This Agreement shall be binding upon and inure to the benefit of the parties hereto and their heirs, executors, administrators, successors, legal representatives and permitted assigns.

         Section 15.6 Waiver of Partition. The Members hereby agree that the Company properties are not and will not be suitable for partition. Accordingly, each of the Members hereby irrevocably waives any and all rights (if any) that it may have to maintain any action for partition of any of the Company properties.

         Section 15.7 Entire Agreement. This Agreement together with the Contribution Agreement and Registration Rights Agreement constitutes the entire agreement among the parties with respect to the matters contained herein; it supersedes any prior agreements or understandings among them with respect to the matters contained herein and it may not be modified or amended in any manner other than pursuant to Article XIV.

         Section 15.8 Securities Law Provisions. The Units have not been registered under the federal or state securities laws of any state and, therefore, may not be resold unless appropriate federal and state securities laws, as well as the provisions of Article XI hereof, have been complied with.

         Section 15.9 Remedies Not Exclusives. Any remedies herein contained for breaches of obligations hereunder shall not be deemed to be exclusive and shall not impair the right of any party to exercise any other right or remedy, whether for damages, injunction or otherwise.

         Section 15.10 Time. Time is of the essence of this Agreement.

         Section 15.11 Creditors. None of the provisions of this Agreement shall be for the benefit of, or shall be enforceable by, any creditor of the Company.

         Section 15.12 Waiver. No failure by any party to insist upon the strict performance of any covenant, duty, agreement or condition of this Agreement or to exercise any right or remedy consequent upon a breach thereof shall constitute waiver of any such breach or any other covenant, duty, agreement or condition.

         Section 15.13 Execution Counterparts. This Agreement may be executed in counterparts, all of which together shall constitute one agreement binding on all the parties hereto, notwithstanding that all such parties are not signatories to the original or the same counterpart.

         Section 15.14 Applicable Law. This Agreement shall be construed in accordance with and governed by the laws of the State of Delaware, without regard to the principles of conflicts of law.

         Section 15.15 Invalidity of Provisions. If any provision of this Agreement is or becomes invalid, illegal or unenforceable in any respect, the validity, legality and enforceability of the remaining provisions contained herein shall not be affected thereby.

                                  ARTICLE XVI
                                POWER OF ATTORNEY

         Section 16.1 Power of Attorney.

         (a) Scope. Each Member and each Assignee constitutes and appoints the Managing Member, any Liquidator, and authorized officers and attorneys-in-fact of each, and each of those acting singly, in each case with full power of substitution, as its true and lawful agent and attorney-in-fact, with full power and authority in its name, place and stead to:

                  (1) execute, swear to, acknowledge, deliver, file and record in the appropriate public offices (i) all certificates, documents and other instruments (including, without limitation, this Agreement and the Certificate and all amendments or restatements thereof) that the Managing Member or the Liquidator deems appropriate or necessary to form, qualify or continue the existence or qualification of the Company as a limited liability company (or other entity in which the Members have limited liability) in the State of Delaware and in all other jurisdictions in which the Company may conduct business or own property; (ii) all instruments that the Managing Member deems appropriate or necessary to reflect any amendment, change, modification or restatement of this Agreement in accordance with its terms; (iii) all conveyances and other instruments or documents that the Managing Member deems appropriate or necessary to reflect the dissolution and liquidation of the Company pursuant to the terms of this Agreement, including, without limitation, a certificate of cancellation; (iv) all instruments or documents and all certificates and acknowledgments relating to any mortgage, pledge, or other form of encumbrance in connection with any loan or other financing to the Managing Member as provided by Section 7.1(a)(3); (v) all instruments relating to the admission, withdrawal, removal or substitution of any Member pursuant to, or other events described in, Articles XI, XII or XIII hereof or the Capital Contribution of any Member; and (vi) all certificates, documents and other instruments relating to the determination of the rights, preferences and privileges of Member Interests; and

                  (2) execute, swear to, acknowledge and file all ballots, consents, approvals, waivers, certificates and other instruments appropriate or necessary, in the sole and absolute discretion of the Managing Member, to make, evidence, give, confirm or ratify any vote, consent, approval, agreement or other action which is made or given by the Members hereunder or is consistent with the terms of this Agreement or appropriate or necessary, in the sole and absolute discretion of the Managing Member, to effectuate the terms or intent of this Agreement.

Nothing contained herein shall be construed as authorizing the Managing Member to amend this Agreement except in accordance with Article XIV hereof or as may be otherwise expressly provided for in this Agreement.

         (b) Irrevocability. The foregoing power of attorney is hereby declared to be irrevocable and a power coupled with an interest, in recognition of the fact that each of the Members will be relying upon the power of the Managing Member to act as contemplated by this Agreement in any filing or other action by it on behalf of the Company, and it shall survive and not be affected by the subsequent Incapacity of any Member or Assignee and the transfer of all or any portion of such Member's or Assignee's Units and shall extend to such Member's or Assignee's heirs, successors, assigns and personal representatives. Each such Member or Assignee hereby agrees to be bound by any representation made by the Managing Member, acting in good faith pursuant to such power of attorney; and each such Member or Assignee hereby waives any and all defenses which may be available to contest, negate or disaffirm the action of the Managing Member, taken in good faith under such power of attorney. Each Member or Assignee shall execute and deliver to the Managing Member or the Liquidator, within 15 days after receipt of the Managing Member's request therefor, such further designations, powers of attorney and other instruments as the Managing Member or the Liquidator, as the case may be, deems necessary to effectuate this Agreement and the purposes of the Company.

         IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the date first written above.

                                STRATEGIC HOTEL FUNDING, L.L.C.
                                (Managing Member)

                                By: Strategic Hotel Capital, Inc., its managing
                                    member


                                By:
                                   --------------------------------------------



                                SANTA MONICA HOTEL ASSOCIATES, LLC


                                By:
                                   --------------------------------------------
                                             Sidney W. Caplan
                                             Managing Member

                                    EXHIBIT A
                           MEMBERS, CONTRIBUTIONS AND
                                COMPANY INTERESTS


         The following reflects cumulative contributions to the Company through October 31, 1999:


                                                     Agreed Value of
        Name and Address                 Cash          Contributed          Total                            Percentage
            of Member                Contribution        Property       Contribution     Class A Units        Interest
        ----------------             ------------    ----------------   ------------     -------------       ----------


Managing Member:
Strategic Hotel Funding, L.L.C.       $60,000,000              $  0      $60,000,000           0               96.77%
77 West Wacker Drive
Chicago, Illinois  60601

Member:
Santa Monica Hotel Associates,               $  0       $ 2,000,000      $ 2,000,000       [       ]            3.22%
Ltd.
15433 Ventura Boulevard
Sherman Oaks, California 91403


              TOTAL                   $60,000,000       $ 2,000,000      $62,000,000       [       ]            100%


                                    EXHIBIT B

                          VALUE OF CONTRIBUTED PROPERTY

         The following reflects cumulative contributions to the Company through October 31, 1999:

               Underlying Property          704(c) Value        Agreed Value
               -------------------          ------------        ------------
         Loews Santa Monica Beach Hotel     $121,000,000        $121,000,000

                                    EXHIBIT C

                             NOTICE OF CONTRIBUTION

         The undersigned hereby irrevocably (i) redeems ____________ Class A Units in SHCI Santa Monica Hotel, L.L.C., in accordance with the terms of the Second Amended and Restated Operating Agreement of SHCI Santa Monica Hotel, L.L.C. (the "Agreement") and the Contribution Right referred to therein, (ii) surrenders such Class A Units and all right, title and interest therein and
(iii) directs that the Cash Amount or OP Units Amount (as determined by the Managing Member) deliverable upon exercise of the Contribution Right be delivered to the name and at the address specified below, and, if OP Units are to be delivered, such OP Units be registered or placed in the name(s) and at the address(es) specified below.

Dated:
       --------------------


       Name of Member:

                               (Signature of Member)


                               (Street Address)


                               (City)            (State)           (Zip Code)


                               Social Security or Taxpayer Identification Number

If OP Units are to be issued, fill in the form below and have your signature guaranteed

Please insert social security or identifying number:

Name in which OP Units are to be issued:

Address:

                                            Signature Guaranteed by:




                                      C-1